UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated September 30, 2007	Attractive Monthly Income and Portfolio Diversification Potential

Nuveen Investments

Taxable Bond Funds

Nuveen Short Duration Bond Fund

Nuveen Multi-Strategy Income Fund

Nuveen High Yield Bond Fund

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“No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your longterm financial goals.”

Dear Shareholder:

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly income. For more details about the performance and management strategy of your Fund, please read the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affects the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your longterm financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. You may also help your Fund reduce expenses. Sign up is quick and easy – just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

November 16, 2007

Annual Report    Page 1

Portfolio Manager’s Comments for the Nuveen Short Duration Bond

Fund, the Nuveen Multi-Strategy Income Fund1 and the Nuveen High Yield Bond Fund

These Funds feature portfolio management by the Taxable Fixed Income group of Nuveen Asset Management. We recently spoke with Andrew Stenwall, Chief Investment Officer and Co-Director of Taxable Fixed Income of Nuveen Asset Management, and the Funds’ portfolio manager, about the economic environment, performance and management of the Funds during the 12-month reporting period ended September 30, 2007.

How would you describe the economic and bond market environment for the 12-month reporting period?

Over the 12-month period, economic growth was affected by many factors, including fluctuations in energy prices, consumer spending and investment spending; improvements in exports and business spending; and a continued weakening of the housing market. Like most professional forecasters, we expected to see a softening economy as the year progressed despite some data indicating that strong growth might continue throughout the period. Instead, it was a year of conflicting data that failed to establish a clear economic direction. Growth of the U.S. gross domestic product (GDP) jumped from an annual rate of 1.1% in the 3rd quarter of 2006 to 2.1% in the 4th quarter of 2006, and then dropped in the first quarter of 2007 to an annual rate of just 0.6%. In the second quarter of 2007, growth showed signs of reemerging as the U.S. GDP rose at a 3.8% annualized rate, largely driven by strong export growth and a pick-up in investment spending. GDP grew at close to a 4% annualized rate during the third quarter of 2007, reflecting increases in personal consumption, exports and government spending.

In September 2007, the Consumer Price Index registered a 2.8% year-over-year increase, which was above the target rate range set by the Federal Reserve. The core rate, which excludes food and energy prices, rose 2.1%. This indicated that the Federal Reserve’s tightening to control inflation that began in late 2005 and lasted until July of

2006 continued to be relatively successful. The jobs market remained positive over the last year, with the national unemployment of 4.7% in September 2007 about the same as September 2006.

Over the 12-month period, the Federal Reserve took little action on interest rates until September 2007. During the third quarter of this year, the markets reacted negatively to a building crisis in the sub-prime mortgage market, which began to spread beyond direct mortgage lenders to international and domestic money center banks and other financial institutions. Interest rates began to rise in the open market and lending dropped drastically as banks sought to limit damage. The Federal Reserve, in conjunction with the European central banks, attempted to inject more liquidity into the markets by lowering the discount rate. This resulted in several billion dollars being injected into the markets over a couple of weeks, improving liquidity. However, August data began to show the potential for a severely weakening economy, which induced the Federal Reserve to cut the fed funds rate by a half a percentage point in September.

In the high-yield bond market, the conflicting economic data and the sub-prime crisis caused some increased price volatility in the bond market throughout the 12-month period. However, this was offset by strong corporate earnings and historically low default levels, which generally benefited high-yield bond investors. The healthy corporate financial conditions and relatively low risk premiums over higher quality assets persisted

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

[1]

Effective August 1, 2007, the Nuveen Core Bond Fund changed its name to Nuveen Multi-Strategy Income Fund to better reflect the investment process of the manager. There have been no changes in the Fund’s investment objectives, policies or portfolio management personnel.

Annual Report    Page 2

Class A Shares—

Total Returns as of 9/30/07

	Average Annual
	1-Year	Since inception (12/20/04)
Nuveen Short Duration Bond Fund A Shares at NAV	5.49%	3.37%
A Shares at Offer	3.40%	2.62%
Lipper Short Investment Grade Debt Funds Index[2]	4.22%	3.23%
Citigroup 1-3 Year Treasury Index[3]	5.74%	3.77%

Nuveen Multi-Strategy Income Fund A Shares at NAV	4.92%	3.27%
A Shares at Offer	0.99%	1.87%
Lipper Intermediate Investment Grade Debt Funds Index[4]	4.14%	3.17%
Citigroup Broad Investment Grade Bond Index[5]	5.23%	3.94%

Nuveen High Yield Bond Fund A Shares at NAV	8.61%	6.48%
A Shares at Offer	3.43%	4.64%
Lipper High Current Yield Funds Index[6]	7.03%	5.64%
Citigroup High Yield BB/B Index[7]	7.15%	6.07%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Maximum sales charges for Class A shares of each Fund are 2.0% for Nuveen Short Duration Bond Fund, 3.75% for Nuveen Multi-Strategy Income Fund, and 4.75% for Nuveen High Yield Bond Fund. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

until the end of the second quarter, when worries about sub-prime lending increased. These worries soon translated into market-wide risk aversion, and as a result high-yield bonds did not perform as well in July and August 2007. With the Federal Reserve cutting rates in September 2007, investors began to step back in and high-yield bonds began to perform better.

International fixed income and currency markets generally performed well during this reporting period, continuing to benefit from the fall in the value of the dollar relative to other countries’ currencies. During the third quarter of 2007 the dollar reached new lows against the Euro and pound sterling, and fell to parity with the Canadian dollar, a level not seen since the late 1970s. While the sub-prime debacle translated to more volatility in the market, strong growth outside the U.S. and continued access to capital has helped these markets through the third quarter turmoil.

How did the Funds perform during the 12-month reporting period?

The nearby table provides total return performance information for the three Funds for the 12-month period ended September 30, 2007. Each Fund’s total return is compared with its corresponding benchmark index and Lipper peer fund category.

The one-year total returns on net asset value of the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Income Fund lagged their respective unmanaged benchmark indexes and

2	The Lipper Short Investment Grade Debt Funds Index represents the cumulative or average annualized total returns for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category for the period ended September 30, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

3	The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The since inception data for the Index represents returns for the period 12/31/04 – 9/30/07, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

4	The Lipper Intermediate Investment Grade Debt Funds Index represents the cumulative or average annualized total returns for the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category for the period ended September 30, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

5	The Citigroup Broad Investment Grade Bond Index (the “BIG” Index) is an unmanaged index generally considered representative of the U.S. investment grade bond market. The since inception data for the Index represents returns for the period 12/31/04 – 9/30/07, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

6	The Lipper High Current Yield Funds Index represents the cumulative or average annualized total returns for the 30 largest funds in the Lipper High Current Yield Funds Category for the period ended September 30, 2007. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.

7	The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The since inception data for the Index represents returns for the period 12/31/04 – 9/30/07, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

Annual Report    Page 3

exceeded their Lipper peer group averages. The Funds’ returns over this period benefited, in large part, from their positions in global currencies and high-yield bonds. On the other hand, each Fund was relatively underexposed to longer-term U.S. Treasuries during the volatile markets of July and August 2007, when a general “flight to quality” helped the performance of U.S. Treasuries.

The Nuveen High Yield Bond Fund enjoyed solid results relative to both its unmanaged benchmark and Lipper peer group, thanks to effective security and sector selection. During this period, the Fund held bonds of a number of companies that benefited from improving credit quality, and generally avoided bonds and sectors that experienced weaker performance. In addition, the Fund benefited from selected opportunities in the new issue market. For example, in mid-March the Fund purchased bonds in a new offering from a BB-rated copper producer that came to market at what we thought was an attractive price and yield. Favorable sector selection also added to performance, especially the Fund’s relative underweighting to weak-performing sectors like automobiles, industry and finance. On the negative side, the Fund’s relative overweight to the underperforming homebuilding and retailers sectors detracted from the Fund’s performance during this period.

What strategies were used to manage the Funds during the period, and how did these strategies influence performance?

We managed both the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Income Fund with similar strategies. Both Funds continued to invest principally in U.S. government securities; mortgage-related securities issued by governments, or their agencies, or instrumentalities; corporate debt securities; foreign debt securities; and asset-backed securities. In addition, in an effort to enhance returns and manage risk, both Funds employed a variety of strategies that might at various times include the use of futures, options, swaps, and other derivatives to create debt or foreign currency exposures, with each position designed to take advantage of our current outlook for the global economic environment and the expected relative performance of different sectors in the fixed-income market.

As noted earlier, one of the tactics we used in the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Income Fund during this reporting period was to overweight our investments (relative to their respective benchmarks) in high-yield corporate bonds. In many cases, we bought or held issues with relatively short durations – meaning that these securities tended to show less price volatility as interest rates changed than bonds with longer durations. In our opinion, this made them more likely than their longer-duration counterparts to avoid credit problems that could reduce their value.

We also believed that high-yield corporate securities were more likely to perform well during this period because of their additional yield and because their relative values were very attractive based on strong underlying corporate fundamentals and the relatively low default rates on high-yield corporate bonds over the past few years.

Another area of focus during this period was the foreign currency market. In both the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Income Fund we added to each portfolio’s total return over this period by investing in a basket of currencies from countries with relatively high interest rates and generally selling currencies in countries with comparatively low rates. However, we did opportunistically find selective investments in lower yielding countries’ currencies where the country exhibited strong economic fundamentals. In addition to adding incrementally to the Funds’ total returns, owning foreign currencies also provided valuable portfolio diversification. During this period, currency exchange rates often moved independently from the prices of the other types of securities the Funds owned, which helped

Annual Report    Page 4

manage risk and enhance each portfolio’s overall performance.

While both the Short Duration Fund and the Multi-Strategy Income Fund had some exposure to mortgage-backed securities during this period, these holdings did not have a material impact on either Fund’s one-year returns.

In the Nuveen High Yield Bond Fund, we generally invested at least 80% of the Fund’s assets in both domestic and foreign corporate high-yield debt securities. Generally, these securities were rated BB or below, or were unrated, at the time of purchase. The Fund focused primarily on BB and B rated credits while limiting exposure to CCC rated bonds to 10%. At times, in an effort to hedge risk, enhance returns, or substitute for a position, the Fund also invested in futures, options, interest rate or total return swaps, credit derivatives or other fixed income derivative instruments.

During the reporting period, we believed that there was a risk that the yield received on high-yield bonds over the yield of U.S. Treasuries of comparable maturities would widen, thus causing the high-yield bonds to underperform those Treasuries on a total return basis. With this in mind, we tended to look for bonds of companies that had assets, pricing power, strong management, and relatively low leverage, in order to build a portfolio that we thought would better withstand a slowing economy. We favored sectors like health care, consumer products, metals and mining, pharmaceuticals, chemical, and retailers. We de-emphasized lower-quality sectors like autos, cable-television, lodging, and gaming, despite the strong corporate fundamentals in some cases. We also looked for opportunities to reduce the Fund’s risk by selling some lower-quality bonds that we believed had become overvalued.

The Nuveen High Yield Bond Fund did not hold any mortgage-backed securities during this period.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of September 30, 2007, the Nuveen Short Duration Bond Fund and the Nuveen Multi-Strategy Income Fund had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes. The Nuveen High Yield Bond Fund had a positive UNII balance for both financial statement and tax purposes.

During this reporting period, the Short Duration Bond Fund’s A, C and R shares had one increase in their regular monthly dividends. Each share class of the Multi-Strategy Income Fund had one increase in its regular monthly dividend. The High Yield Bond Fund’s A and R shares had one increase in their regular monthly dividends, while the B and C shares had one decrease and one increase.

Annual Report    Page 5

Nuveen Short Duration Bond Fund

Growth of an Assumed $10,000 Investment

Nuveen Multi-Strategy Income Fund

Growth of an Assumed $10,000 Investment

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective index. Returns would be different for the other share classes.

The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue) while the Citigroup Broad Investment Grade Bond Index (the “BIG” Index) is an unmanaged index generally considered representative of the U.S. investment grade bond market. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (2.0% for the Nuveen Short Duration Bond Fund and 3.75% for the Nuveen Multi-Strategy Income Fund) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 6

Nuveen High Yield Bond Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Fund compared with the Citigroup High Yield BB/B Index. Returns would be different for the other share classes.

The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poor’s for which Citigroup calculates a monthly return. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen High Yield Bond Fund returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (4.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 7

Fund Spotlight as of 9/30/07 Nuveen Short Duration Bond Fund

Quick Facts
	A Shares	C Shares	R Shares
NAV	$19.40	$19.42	$19.38
Latest Monthly Dividend[1]	$0.0730	$0.0610	$0.0770
Inception Date	12/20/04	12/20/04	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 2.00% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/07

A Shares	NAV	Offer
1-Year	5.49%	3.40%
Since Inception	3.37%	2.62%

C Shares	NAV
1-Year	4.71%
Since Inception	2.62%

R Shares	NAV
1-Year	5.82%
Since Inception	3.59%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.52%	4.42%
30-Day Yield[4]	4.34%	—
SEC 30-Day Yield[5]	—	4.25%

C Shares	NAV
Dividend Yield[4]	3.77%
30-Day Yield[4]	3.74%

R Shares	NAV
Dividend Yield[4]	4.77%
SEC 30-Day Yield[4]	4.96%

Portfolio Credit Quality 2

Portfolio Allocation3

Net Assets ($000)	$16,077

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.44%	0.65%	9/30/06
Class C	2.19%	1.40%	9/30/06
Class R	1.19%	0.40%	9/30/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to reimburse expenses through January 31, 2009. The Net Expense Ratios also reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the reimbursement and credit, expenses would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report because they are based on a different time period, and, if applicable, do not include expense waivers and reimbursements or custodian fee credits.

1	Paid October 1, 2007. This is the latest monthly dividend declared during the period ended September 30, 2007.

2	As a percentage of total investments (excluding put options and derivative transactions) as of September 30, 2007. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding derivative transactions) as of September 30, 2007. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Annual Report    Page 8

Fund Spotlight as of 9/30/07 Nuveen Short Duration Bond Fund

Corporate Debt: Industries[1]
Electric Utilities	14.7%
Commercial Banks	8.1%
Food Products	5.3%
Machinery	5.3%
Pharmaceuticals	5.3%
Health Care Providers & Services	5.3%
Multi-Utilities	5.3%
Household Durables	5.1%
Gas Utilities	4.8%
Hotels, Restaurants & Leisure	4.1%
Road & Rail	4.1%
Diversified Telecommunication Services	4.0%
Commercial Services & Supplies	3.0%
Multi-Line Retail	2.7%
Wireless Telecommunication Services	2.7%
Health Care Equipment & Supplies	2.7%
Automobiles	2.7%
Capital Markets	2.7%
Beverages	2.6%
Insurance	2.6%
Media	1.8%
Other	5.1%

1	As a percentage of total corporate debt holdings as of September 30, 2007. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. Other corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total investments. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

				Hypothetical Performance
	Actual Performance			(5% return before expenses)

	A Shares	C Shares	R Shares	A Shares	C Shares	R Shares
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	$1,028.70	$1,025.40	$1,030.60	$1,022.11	$1,018.50	$1,023.61
Expenses Incurred During Period	$3.00	$6.65	$1.48	$2.99	$6.63	$1.47

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .59%, 1.31% and .29% for Classes A, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report    Page 9

Fund Spotlight as of 9/30/07 Nuveen Multi-Strategy Income Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$19.28	$19.34	$19.30	$19.28
Latest Monthly Dividend[1]	$0.0775	$0.0655	$0.0655	$0.0815
Inception Date	12/20/04	12/20/04	12/20/04	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 3.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/07

A Shares	NAV	Offer
1-Year	4.92%	0.99%
Since Inception	3.27%	1.87%

B Shares	w/o CDSC	w/CDSC
1-Year	4.35%	0.35%
Since Inception	2.58%	1.24%

C Shares	NAV
1-Year	4.19%
Since Inception	2.50%

R Shares	NAV
1-Year	5.29%
Since Inception	3.52%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	4.82%	4.64%
30-Day Yield[4]	4.97%	—
SEC 30-Day Yield[5]	—	4.78%

B Shares	NAV
Dividend Yield[4]	4.06%
30-Day Yield[4]	4.20%

C Shares	NAV
Dividend Yield[4]	4.07%
30-Day Yield[4]	4.22%

R Shares	NAV
Dividend Yield[4]	5.07%
SEC 30-Day Yield[4]	5.29%

Portfolio Credit Quality2

Portfolio Allocation3

Net Assets ($000)	$15,021

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.65%	0.75%	9/30/06
Class B	2.40%	1.50%	9/30/06
Class C	2.40%	1.50%	9/30/06
Class R	1.40%	0.50%	9/30/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to reimburse expenses through January 31, 2009. The Net Expense Ratios also reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the reimbursement and credit, expenses would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report because they are based on a different time period, and, if applicable, do not include expense waivers and reimbursements or custodian fee credits.

1	Paid October 1, 2007. This is the latest monthly dividend declared during the period ended September 30, 2007.

2	As a percentage of total investments (excluding repurchase agreements, put options and derivative transactions) as of September 30, 2007. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments (excluding derivative transactions) as of September 30, 2007. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Annual Report    Page 10

Fund Spotlight as of 9/30/07 Nuveen Multi-Strategy Income Fund

Corporate Debt: Industries[1]
Media	11.1%
Diversified Telecommunication Services	8.3%
Oil, Gas & Consumable Fuels	7.7%
Road & Rail	6.8%
Metals & Mining	5.6%
Commercial Services & Supplies	4.1%
Diversified Financial Services	4.0%
Health Care Providers & Services	3.8%
Chemicals	3.4%
Containers & Packaging	3.4%
Multi-Line Retail	3.3%
Wireless Telecommunication Services	3.1%
Household Durables	2.8%
Independent Power Producers & Energy Traders	2.8%
Commercial Banks	2.6%
Paper & Forest Products	2.6%
Electric Utilities	2.5%
IT Services	2.2%
Energy Equipment & Instruments	1.7%
Machinery	1.7%
Aerospace & Defense	1.7%
Other	14.8%

1	As a percentage of total corporate debt holdings as of September 30, 2007. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. Other corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total investments. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	$1,019.70	$1,016.40	$1,015.30	$1,020.90	$1,021.46	$1,017.70	$1,017.70	$1,022.76
Expenses Incurred During Period	$3.65	$7.43	$7.43	$2.33	$3.65	$7.44	$7.44	$2.33

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .72%, 1.47%, 1.47% and .46% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report    Page 11

Fund Spotlight as of 9/30/07 Nuveen High Yield Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$19.55	$19.53	$19.51	$19.53
Latest Monthly Dividend[1]	$0.1225	$0.1105	$0.1105	$0.1265
Inception Date	12/20/04	12/20/04	12/20/04	12/20/04

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 4.75% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 9/30/07

A Shares	NAV	Offer
1-Year	8.61%	3.43%
Since Inception	6.48%	4.64%

B Shares	w/o CDSC	w/CDSC
1-Year	7.82%	3.82%
Since Inception	5.65%	4.37%

C Shares	NAV
1-Year	7.72%
Since Inception	5.60%

R Shares	NAV
1-Year	8.89%
Since Inception	6.71%
Yields

A Shares	NAV	Offer
Dividend Yield[4]	7.52%	7.16%
30-Day Yield[4]	9.37%	—
SEC 30-Day Yield[5]	—	8.92%

B Shares	NAV
Dividend Yield[4]	6.79%
30-Day Yield[4]	8.68%

C Shares	NAV
Dividend Yield[4]	6.80%
30-Day Yield[4]	8.69%

R Shares	NAV
Dividend Yield[4]	7.77%
SEC 30-Day Yield[4]	9.79%

Portfolio Credit Quality2

Portfolio Allocation3

Net Assets ($000)	$30,109

Expense Ratios
Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.44%	0.85%	9/30/06
Class B	2.19%	1.60%	9/30/06
Class C	2.19%	1.60%	9/30/06
Class R	1.19%	0.60%	9/30/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross and Net Expense Ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to reimburse expenses through January 31, 2009. The Net Expense Ratios also reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the reimbursement and credit, expenses would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report because they are based on a different time period, and, if applicable, do not include expense waivers and reimbursements or custodian fee credits.

1	Paid October 1, 2007. This is the latest monthly dividend declared during the period ended September 30, 2007.

2	As a percentage of total investments (excluding short-term investments and derivative transactions) as of September 30, 2007. The ratings disclosed are using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade. Holdings are subject to change.

3	As a percentage of total investments as of September 30, 2007. Holdings are subject to change.

4	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

5	The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Annual Report    Page 12

Fund Spotlight as of 9/30/07 Nuveen High Yield Bond Fund

Corporate Debt: Industries[1]
Media	11.0%
Metals & Mining	7.7%
Health Care Providers & Services	7.2%
Oil, Gas & Consumable Fuels	7.1%
Chemicals	5.5%
Commercial Services & Supplies	4.6%
Containers & Packaging	3.6%
Independent Power Producers & Energy Traders	3.5%
Household Durables	3.5%
Wireless Telecommunication Services	3.5%
Diversified Telecommunication Services	3.3%
Paper & Forest Products	3.2%
Specialty Retail	3.1%
Multi-Utilities	3.1%
Aerospace & Defense	3.0%
Energy Equipment & Services	2.6%
Hotels, Restaurants & Leisure	2.6%
Consumer Finance	2.4%
Diversified Consumer Services	2.4%
Machinery	2.2%
IT Services	1.8%
Building Products	1.7%
Automobiles	1.6%
Other	9.8%

1	As a percentage of total corporate debt holdings as of September 30, 2007. Corporate debt holdings include corporate bonds (high-yield investment grade rated), senior loans, and any other debt instruments issued by a corporation (or that references a corporation) held by the Fund at the end of the reporting period. Other corporate debt represents the total of all corporate debt industries that recalculated to less than 1.5% of total investments. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (4/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (9/30/07)	$1,014.50	$1,011.20	$1,010.70	$1,015.70	$1,021.01	$1,017.25	$1,017.25	$1,022.31
Expenses Incurred During Period	$4.09	$7.87	$7.86	$2.78	$4.10	$7.89	$7.89	$2.79

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of .81%, 1.56%, 1.56% and .55% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annual Report    Page 13

Shareholder

Meeting Report

The special meeting of shareholders was held on October 12, 2007, at Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606

	Short Duration	Multi-Strategy Income	High Yield
To approve a new investment management agreement:
For	570,348	578,271	786,705
Against	—	646	871
Abstain	—	929	7,906
Broker Non-Votes	76,546	78,372	306,798
Total	646,894	658,218	1,102,280

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	646,894	657,289	1,097,055
Withhold	—	929	5,225
Total	646,894	658,218	1,102,280

Jack B. Evans
For	646,894	657,289	1,097,055
Withhold	—	929	5,225
Total	646,894	658,218	1,102,280

William C. Hunter
For	646,894	657,289	1,097,055
Withhold	—	929	5,225
Total	646,894	658,218	1,102,280

David J. Kundert
For	646,894	657,289	1,097,055
Withhold	—	929	5,225
Total	646,894	658,218	1,102,280

William J. Schneider
For	646,894	657,289	1,097,055
Withhold	—	929	5,225
Total	646,894	658,218	1,102,280

Timothy R. Schwertfeger
For	646,894	657,289	1,097,055
Withhold	—	929	5,225
Total	646,894	658,218	1,102,280

Judith M. Stockdale
For	646,894	657,289	1,097,055
Withhold	—	929	5,225
Total	646,894	658,218	1,102,280

Carole E. Stone
For	646,894	657,289	1,097,055
Withhold	—	929	5,225
Total	646,894	658,218	1,102,280

To ratify the selection of PricewaterCoopers LLP as the independent registered public accounting firm for the current fiscal year:
For	646,894	658,218	1,094,286
Against	—	—	3,160
Abstain	—	—	4,834
Total	646,894	658,218	1,102,280

Portfolio of Investments

Nuveen Short Duration Bond Fund

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 23.3%

	Automobiles – 0.6%

$100	DaimlerChrysler NA Holding Corporation	4.750%	1/15/08	A3	$99,728
	Beverages – 0.6%

100	Miller Brewing Company, 144A	4.250%	8/15/08	BBB+	99,032
	Capital Markets – 0.6%

100	Goldman Sachs Group, Inc.	4.125%	1/15/08	AA–	99,595
	Chemicals – 0.3%

50	Equistar Chemicals LP	8.750%	2/15/09	BB–	51,938
	Commercial Banks – 1.9%

100	JP Morgan Chase & Company	4.000%	2/01/08	Aa2	99,644

100	US Bank National Association	6.300%	7/15/08	AA	100,578

100	Wachovia Corporation	6.250%	8/04/08	A+	101,120
300	Total Commercial Banks				301,342
	Commercial Services & Supplies – 0.7%

60	Allied Waste North America	6.500%	11/15/10	BB+	60,750

50	Interface, Inc.	10.375%	2/01/10	B+	53,000
110	Total Commercial Services & Supplies				113,750
	Diversified Telecommunication Services – 1.0%

100	Sprint Capital Corporation, Unsecured Note	6.125%	11/15/08	BBB	100,763

50	US West Communications Inc.	5.625%	11/15/08	BBB–	50,188
150	Total Diversified Telecommunication Services				150,951
	Electric Utilities – 3.4%

100	Cinergy Corporation	6.530%	12/16/08	BBB+	101,364

50	Commonwealth Edison Company, First Mortgage	3.700%	2/01/08	BBB	49,667

100	Niagara Mohawk Power Corporation, Series 1998G	7.750%	10/01/08	BBB+	102,017

100	Ohio Edison Company	4.000%	5/01/08	Baa2	99,191

100	Public Service Electric & Gas Company, Series 2003C	4.000%	11/01/08	A–	98,873

100	Puget Sound Energy Inc.	3.363%	6/01/08	BBB+	98,528
550	Total Electric Utilities				549,640
	Energy Equipment & Services – 0.2%

25	Northwest Pipeline Corporation	6.625%	12/01/07	BB+	25,125
	Food Products – 1.3%

100	Campbell Soup Company	5.875%	10/01/08	A	100,881

100	Kellogg Company	2.875%	6/01/08	A3	98,352
200	Total Food Products				199,233
	Gas Utilities – 1.1%

100	Noram Energy Corporation	6.500%	2/01/08	BBB	100,047

30	SEMCO Energy	7.125%	5/15/08	Ba2	30,231

50	Southern Natural Gas	6.125%	9/15/08	Baa3	50,298
180	Total Gas Utilities				180,576
	Health Care Equipment & Supplies – 0.6%

100	Baxter International Inc.	7.250%	2/15/08	A	100,669

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Health Care Providers & Services – 1.2%

$100	UnitedHealth Group Inc.	3.750%	2/10/09	A	$98,388

100	Wellpoint Inc.	3.750%	12/14/07	BBB+	99,641
200	Total Health Care Providers & Services				198,029
	Hotels, Restaurants & Leisure – 1.0%

50	Park Place Entertainment	8.875%	9/15/08	Ba1	51,188

100	Tricon Global Restaurants Inc.	7.650%	5/15/08	BBB	101,369
150	Total Hotels, Restaurants & Leisure				152,557
	Household Durables – 1.2%

25	Beazer Homes USA, Inc.	8.625%	5/15/11	BB–	19,875

50	Champion Enterprises, Inc.	7.625%	5/15/09	B1	48,875

50	D.R. Horton, Inc.	7.500%	12/01/07	BBB–	49,944

50	KB Home	7.750%	2/01/10	Ba2	47,625

25	Toll Corporation	8.250%	2/01/11	BB+	24,250
200	Total Household Durables				190,569
	Insurance – 0.6%

100	Prudential Financial Inc.	3.750%	5/01/08	A+	98,985
	Machinery – 1.3%

100	Caterpillar Financial Services Corporation, Series MTNF	3.800%	2/08/08	A	99,467

100	John Deere Capital Corporation, Series 2005D	4.500%	8/25/08	A	99,333
200	Total Machinery				198,800
	Media – 0.4%

50	Echostar DBS Corporation	5.750%	10/01/08	BB–	50,125

15	Sinclair Broadcasting Group	8.000%	3/15/12	Ba3	15,413
65	Total Media				65,538
	Multi-Line Retail – 0.6%

100	Federated Department Stores, Inc.	6.625%	9/01/08	BBB	100,795
	Multi-Utilities – 1.2%

100	Duke Energy Corporation	4.200%	10/01/08	A–	99,009

100	MidAmerican Energy Holdings Company	3.500%	5/15/08	BBB+	98,867
200	Total Multi-Utilities				197,876
	Oil, Gas & Consumable Fuels – 0.3%

50	Alpha Natural Resources, Inc.	10.000%	6/01/12	B–	52,750
	Paper & Forest Products – 0.1%

35	Tembec Industries, Inc.	7.750%	3/15/12	CCC–	13,650
	Pharmaceuticals – 1.2%

100	Bristol-Myers Squibb Company	4.000%	8/15/08	A+	98,691

100	Wyeth	4.375%	3/01/08	A+	99,582
200	Total Pharmaceuticals				198,273
	Road & Rail – 1.0%

50	Kansas City Southern Railway Company	9.500%	10/01/08	B	51,313

100	Union Pacific Corporation	6.625%	2/01/08	BBB	100,352
150	Total Road & Rail				151,665

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Trading Companies & Distributors – 0.3%

$50	GATX Financial Corporation	5.125%	4/15/10	BBB+	$50,414
	Wireless Telecommunication Services – 0.6%

100	Airtouch Communications Inc.	6.650%	5/01/08	A–	100,730
$3,765	Total Corporate Bonds (cost $3,770,245)				3,742,210

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 39.7%

	U.S. Treasury Bonds/Notes – 39.7%

$700	United States of America Treasury Bonds/Notes	4.875%	1/31/09	AAA	$708,258

2,850	United States of America Treasury Bonds/Notes	4.750%	11/15/08	AAA	2,874,492

2,200	United States of America Treasury Bonds/Notes	3.500%	11/15/09	AAA	2,179,376

250	United States of America Treasury Bonds/Notes	4.000%	3/15/10	AAA	250,215

400	United States of America Treasury Bonds/Notes (5)	0.000%	8/15/09	AAA	371,891
$6,400	Total U.S. Government and Agency Obligations (cost $6,326,760)				6,384,232

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	ASSET-BACKED SECURITIES – 11.7%
	Autos – 3.7%

$300	Banc of America Securities Auto Trust 2006-G1	5.180%	6/18/10	AAA	$300,018

27	Daimler Chrysler Auto Trust, Class A3, Series 2005B	4.040%	9/08/09	AAA	26,600

100	Hyundai Auto Receivables Trust 2007A, Class A3A (3)	5.040%	1/17/12	AAA	100,000

160	USAA Auto Owner Trust 2007-2 (WI/DD)	5.070%	6/15/13	AAA	160,300

587	Total Autos				586,918
	Cards – 8.0%

310	Bank One Issuance Trust, 2003 Class A9	3.860%	6/15/11	AAA	306,766

160	CitiBank Credit Card Issuance Trust, 2006 Class B2	5.150%	3/07/11	A	159,930

300	General Electric Master Credit Card Note Trust, Class A, Series 2006-1	5.080%	9/15/12	AAA	301,970

300	Household Credit Card Master Note Trust, Class A, Series 2006-1	5.100%	6/15/12	AAA	301,754

210	MBNA Master Credit Card Trust Class 99-J	7.000%	2/15/12	AAA	218,809

1,280	Total Cards				1,289,229
	Home Equity – 0.0%

(4) —	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	A+	86
$1,867	Total Asset-Backed Securities (cost $1,867,268)				1,876,233

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 4.2%

	Turkey – 4.2%

$200	Republic of Turkey, Government Bond	14.000%	1/19/11	Ba3	$161,309

400	Republic of Turkey, Government Bond	10.404%	2/15/12	BB	353,521

200	Republic of Turkey, Government Bond	16.000%	3/07/12	Baa3	168,020
800	Total Turkey				682,850
$800	Total Sovereign Debt (cost $561,388)				682,850

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 18.8%

	U.S. Government and Agency Obligations – 18.8%

$1,800	Federal Home Loan Banks, Discount Notes (5)	0.000%	11/21/07	Aaa	$1,788,398

1,250	Federal Home Loan Banks, Discount Notes (5)	0.000%	11/27/07	Aaa	1,241,144
3,050	Total U.S. Government and Agency Obligations				3,029,542
$3,050	Total Short-Term Investments (cost $3,029,542)				3,029,542

Type (1)	Put Notional Amount (6)	Call Notional Amount	Expiration Date	Strike Price	Value

PUT OPTIONS – 0.4%

Goldman Sachs Currency Options	625,000 USD	1,250,000 BRL	10/18/07	$0.50	$56,865
Total Put Options (cost $15,644)					56,865
Total Investments (cost $15,570,847) – 98.1%					15,771,932
Other Assets Less Liabilities – 1.9%					305,484
Net Assets – 100%					$16,077,416

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2007:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Australian Dollar	72,000	U.S. Dollar	61,776	10/17/07	$(2,066)
Brazilian Real	271,219	U.S. Dollar	137,500	10/02/07	(10,398)
Brazilian Real	344,925	U.S. Dollar	175,000	10/02/07	(13,090)
Brazilian Real	351,000	U.S. Dollar	187,500	10/02/07	(3,903)
Brazilian Real	967,144	U.S. Dollar	516,665	10/22/07	(9,540)
Canadian Dollar	70,174	Australian Dollar	80,000	1/03/08	70
Canadian Dollar	74,595	New Zealand Dollar	100,000	1/03/08	15
Danish Krone	666,963	U.S. Dollar	125,000	10/22/07	(2,644)
Euro	90,000	Iceland Krona	8,119,800	12/21/07	649
Euro	84,608	Iceland Krona	8,119,800	9/24/08	315
Hungarian Forint	22,337,189	U.S. Dollar	120,546	10/17/07	(6,217)
Iceland Krona	7,620,188	U.S. Dollar	121,773	10/17/07	(1,366)
Iceland Krona	8,119,800	Euro	90,090	12/21/07	(521)
Indian Rupee	2,533,750	U.S. Dollar	63,822	10/17/07	254
Israeli Shekel	526,793	U.S. Dollar	122,056	10/25/07	(9,138)
Japanese Yen	14,463,563	U.S. Dollar	125,000	10/22/07	(1,256)
New Taiwan Dollar	1,966,500	U.S. Dollar	60,000	10/15/07	(374)
New Taiwan Dollar	1,984,500	U.S. Dollar	60,000	10/15/07	(926)
New Turkish Lira	450,663	U.S. Dollar	335,464	11/15/07	(32,176)
New Turkish Lira	223,000	U.S. Dollar	177,760	11/15/07	(4,158)
New Zealand Dollar	80,000	U.S. Dollar	61,528	10/23/07	1,030
South African Rand	875,438	U.S. Dollar	122,058	10/16/07	(4,729)
Swiss Franc	147,410	U.S. Dollar	125,000	10/22/07	(1,831)
Swiss Franc	149,300	U.S. Dollar	125,000	10/24/07	(3,477)
U.S. Dollar	517,743	Brazilian Real	967,144	10/02/07	9,648
U.S. Dollar	62,500	South African Rand	440,888	10/16/07	1,352
U.S. Dollar	62,500	South African Rand	434,550	10/16/07	434
U.S. Dollar	62,375	Australian Dollar	72,000	10/17/07	1,466
U.S. Dollar	62,500	Hungarian Forint	11,178,750	10/17/07	939
U.S. Dollar	62,500	Hungarian Forint	11,158,438	10/17/07	824
U.S. Dollar	124,841	Hungarian Forint	22,500,000	10/17/07	2,846
U.S. Dollar	62,500	Indian Rupee	2,533,750	10/17/07	1,069
U.S. Dollar	62,500	Iceland Krona	3,790,563	10/17/07	(1,246)
U.S. Dollar	62,500	Iceland Krona	3,829,625	10/17/07	(615)
U.S. Dollar	125,000	Mexican Peso	1,378,375	10/17/07	876
U.S. Dollar	62,500	Colombian Peso	135,625,000	10/18/07	4,390
U.S. Dollar	119,102	Australian Dollar	140,000	10/22/07	5,008
U.S. Dollar	60,000	Colombian Peso	123,108,000	10/22/07	696
U.S. Dollar	119,678	South African Rand	850,000	10/22/07	3,321
U.S. Dollar	62,961	New Zealand Dollar	80,000	10/23/07	(2,463)
U.S. Dollar	108,659	New Zealand Dollar	150,000	10/23/07	4,775
U.S. Dollar	124,198	Swiss Franc	149,300	10/24/07	4,279
U.S. Dollar	125,000	Israeli Shekel	526,736	10/25/07	6,180
					$(61,698)

Interest Rate Swaps outstanding at September 30, 2007:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan	750,000 MXN	Pay	28-Day MXN TIIE	10.370%	28-Day	5/13/10	$3,941
Morgan Stanley	4,000,000 BRL	Pay	1-Day BZDIRA	11.270	Annually	1/04/10	(2,797)
Morgan Stanley	1,000,000 NZD	Receive	3-Month NZD-BBR-FRA	7.480	Semi-Annually	12/27/17	(740)
Morgan Stanley	3,800,000 NZD	Pay	3-Month NZD-BBR-FRA	8.200	Semi-Annually	12/27/09	391
							$795

Portfolio of Investments

Nuveen Short Duration Bond Fund (continued)

September 30, 2007

Credit Default Swaps outstanding at September 30, 2007:

Counterparty	Referenced Entity	Buy/Sell Protection	Notional Amount	Fixed Rate	Termination Date	Value at September 30, 2007	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Goldman Sachs	DJ Investment Grade CDX	Buy	$2,000,000	0.350%	6/20/12	$21,533	$(10,290)
Lehman Brothers	Harrah’s Entertainment Inc.	Sell	125,000	3.750	9/20/08	—	2,116
							$(8,174)

Futures Contracts outstanding at September 30, 2007:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at September 30, 2007 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
LIBOR	Long	18	12/08	$2,127,825	$7,294
LIBOR	Short	(18)	6/08	(2,125,800)	(5,136)
U.S. 2-Year Treasury Note	Long	26	12/07	5,383,219	16,891
U.S. 5-Year Treasury Note	Long	5	12/07	533,156	1,782
					$20,831

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(4)	Principal Amount rounds to less than $1,000.

(5)	A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(6)	Put Notional Amount is calculated by multiplying the Call Notional Amount by Strike Price.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

WI/DD	Purchased on a when-issued or delayed delivery basis.

BRL	Brazilian Real

MXN	Mexican Peso

NZD	New Zealand Dollar

USD	United States Dollar

BZDIRA	Brazil Inter-Bank Deposit Rate Annualized

LIBOR	London Inter-Bank Offered Rate

MXN TIIE	Mexican Peso Inter-Bank Equilibrium Interest Rate

NZD-BBR-FRA	New Zealand Dollar-Bank Bill Rate – Forward Rate Agreement

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen Multi-Strategy Income Fund

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 24.5%

	Aerospace & Defense – 0.4%

$12	Boeing Capital Corporation	5.800%	1/15/13	A+	$12,284

40	L-3 Communications Corporation	6.125%	1/15/14	BB+	39,400

8	United Technologies Corporation	7.500%	9/15/29	A	9,459
60	Total Aerospace & Defense				61,143
	Beverages – 0.1%

7	Anheuser-Busch Companies Inc.	5.050%	10/15/16	A	6,703

7	Coca-Cola Enterprises Inc.	6.750%	9/15/28	A	7,486
14	Total Beverages				14,189
	Building Products – 0.3%

40	Goodman Global Holdings	8.408%	6/15/12	B1	39,700

4	Masco Corporation	5.875%	7/15/12	BBB+	3,989
44	Total Building Products				43,689
	Capital Markets – 0.1%

1	Merrill Lynch & Company	3.700%	4/21/08	AA–	988

10	Morgan Stanley Dean Witter & Company	8.000%	6/15/10	AA–	10,711
11	Total Capital Markets				11,699
	Chemicals – 0.8%

6	Dow Chemical Company	7.375%	11/01/29	A–	6,584

30	Equistar Chemicals LP	8.750%	2/15/09	BB–	31,163

30	Equistar Chemicals LP	7.550%	2/15/26	BB–	26,850

30	MacDermid, Inc.	9.500%	4/15/17	CCC+	29,100

30	NOVA Chemicals Corporation	8.484%	11/15/13	Ba3	29,550

2	Praxair, Inc.	6.375%	4/01/12	A	2,103
128	Total Chemicals				125,350
	Commercial Banks – 0.6%

3	Bank of America Corporation	5.375%	6/15/14	Aa1	2,971

6	Charter One Bank FSB	6.375%	5/15/12	Aa3	6,188

4	Key Bank NA	7.000%	2/01/11	A2	4,193

25	National City Bank	6.200%	12/15/11	A1	25,657

16	Nationsbank Corporation	7.800%	9/15/16	Aa2	17,958

3	PNC Funding Corporation	7.500%	11/01/09	A2	3,149

6	SunTrust Banks Inc.	6.375%	4/01/11	Aa3	6,229

9	US Bank NA Minnesota	6.375%	8/01/11	AA	9,381

14	Wachovia Corporation	5.250%	8/01/14	A+	13,740

7	Wells Fargo & Company	5.375%	2/07/35	AA+	6,318
93	Total Commercial Banks				95,784
	Commercial Services & Supplies – 1.0%

30	Ahern Rentals Inc.	9.250%	8/15/13	B+	29,025

50	Browning Ferris-Allied Waste	9.250%	5/01/21	BB+	54,500

35	Quebecor Media Inc. (WI/DD)	7.750%	3/15/16	B	33,556

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Commercial Services & Supplies (continued)

$30	Rental Service Corporation	9.500%	12/01/14	B–	$28,800

4	Waste Management, Inc.	7.750%	5/15/32	BBB	4,505
149	Total Commercial Services & Supplies				150,386
	Communications Equipment – 0.1%

5	Cisco Systems, Inc.	5.500%	2/22/16	A+	4,975

1	Motorola, Inc.	7.625%	11/15/10	A–	1,063

3	Motorola, Inc.	7.500%	5/15/25	A–	3,121
9	Total Communications Equipment				9,159
	Consumer Finance – 0.2%

3	Household Finance Corporation	7.000%	5/15/12	AA–	3,157

19	MBNA Corporation	6.125%	3/01/13	Aa1	19,595

12	SLM Corporation	5.375%	1/15/13	BBB+	10,877
34	Total Consumer Finance				33,629
	Containers & Packaging – 0.8%

50	Caraustar Industries	7.375%	6/01/09	B+	45,875

30	Owens-Brockway Glass Container Inc.	8.875%	2/15/09	BB	30,600

50	Rock-Tenn Company	5.625%	3/15/13	BB–	47,125
130	Total Containers & Packaging				123,600
	Distributors – 0.2%

30	Ryerson Tull Inc.	8.250%	12/15/11	B–	32,363
	Diversified Consumer Services – 0.3%

40	Hawker Beechcraft Acquisition Company, 144A	9.750%	4/01/17	B–	41,000
	Diversified Financial Services – 1.0%

13	CIT Group Inc.	5.500%	11/30/07	A	12,970

5	Citigroup Inc.	6.000%	10/31/33	Aa2	4,887

4	Citigroup Inc.	5.850%	12/11/34	Aa1	3,870

57	General Electric Capital Corporation	8.125%	5/15/12	AAA	63,720

41	Household Financial Corporation	8.000%	7/15/10	AA–	44,028

18	Sanwa Finance Aruba AEC	8.350%	7/15/09	Aa3	18,637
138	Total Diversified Financial Services				148,112
	Diversified Telecommunication Services – 2.0%

35	AT&T, Inc.	6.800%	5/15/36	A	37,582

21	BellSouth Corporation	6.550%	6/15/34	A	21,499

6	British Telecommunications PLC	9.125%	12/15/30	BBB+	7,968

40	Cincinnati Bell Inc.	7.000%	2/15/15	Ba3	38,800

40	Citizens Communications Company	9.000%	8/15/31	BB+	40,800

12	Deutsche Telekom International Finance BV	8.000%	6/15/10	A–	12,862

4	Deutsche Telekom International Finance BV	8.250%	6/15/30	A–	4,911

10	Embarq Corporation	7.995%	6/01/36	BBB–	10,686

18	France Telecom	7.750%	3/01/11	A–	19,363

14	Sprint Capital Corporation	8.375%	3/15/12	BBB	15,429

40	Sprint Capital Corporation	6.900%	5/01/19	BBB	40,238

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Telecommunication Services (continued)

$4	Sprint Capital Corporation	8.750%	3/15/32	BBB	$4,599

40	Verizon Communications	6.250%	4/01/37	A	40,361

10	Verizon New York Inc., Series B	7.375%	4/01/32	A	10,677
294	Total Diversified Telecommunication Services				305,775
	Electric Utilities – 0.6%

14	Duke Capital LLC	5.668%	8/15/14	Baa1	13,708

5	FirstEnergy Corporation	7.375%	11/15/31	BBB–	5,488

11	Pacific Gas and Electric Company	6.050%	3/01/34	BBB+	10,838

10	Progress Energy, Inc.	7.000%	10/30/31	BBB	10,663

5	PSE&G Power LLC	8.625%	4/15/31	Baa1	6,192

25	Reliant Energy Inc.	7.875%	6/15/17	B–	25,281

11	Reliant Energy, Centerpoint Energy Inc.	7.750%	2/15/11	BBB	11,701

9	Virginia Electric and Power Company	4.750%	3/01/13	Baa1	8,665
90	Total Electric Utilities				92,536
	Electronic Equipment & Instruments – 0.4%

61	Arrow Electronics, Inc.	6.875%	6/01/18	BBB–	63,183
	Energy Equipment & Services – 0.1%

10	Northwest Pipeline Corporation	6.625%	12/01/07	BB+	10,050
	Food & Staples Retailing – 0.1%

2	Kroger Co.	7.500%	4/01/31	Baa2	2,210

19	Meyer Fred Inc., Kroger Inc.	7.450%	3/01/08	Baa2	19,154
21	Total Food & Staples Retailing				21,364
	Food Products – 0.1%

3	Archer-Daniels-Midland Company	7.000%	2/01/31	A	3,343

2	Kellogg Company	7.450%	4/01/31	A3	2,268

3	Unilever Capital Corporation	5.900%	11/15/32	A+	2,941
8	Total Food Products				8,552
	Gas Utilities – 0.1%

2	Consolidated Natural Gas Company	5.000%	12/01/14	BBB	1,895

10	Duke Energy Field Services Corporation	7.875%	8/16/10	BBB+	10,673
12	Total Gas Utilities				12,568
	Health Care Providers & Services – 0.9%

40	Amerisource Bergen Corporation	5.875%	9/15/15	BBB–	39,321

40	HCA The Healthcare Corporation Inc., 144A	6.500%	2/15/16	B–	34,200

18	Medco Health Solutions, Inc.	7.250%	8/15/13	BBB	18,989

50	UnitedHealth Group Incorporated	5.375%	3/15/16	A	48,741
148	Total Health Care Providers & Services				141,251
	Hotels, Restaurants & Leisure – 0.2%

30	Mohegan Tribal Gaming Authority	8.000%	4/01/12	Ba2	30,750
	Household Durables – 0.7%

25	Beazer Homes USA, Inc.	8.625%	5/15/11	BB–	19,875

50	Champion Enterprises, Inc.	7.625%	5/15/09	B1	48,875

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Household Durables (continued)

$12	Pulte Homes, Inc.	4.875%	7/15/09	BBB–	$11,210

25	Toll Corporation	8.250%	2/01/11	BB+	24,250
112	Total Household Durables				104,210
	Household Products – 0.1%

2	Kimberly-Clark Corporation	5.000%	8/15/13	A+	1,969

20	Procter and Gamble Company	4.850%	12/15/15	AA–	19,332
22	Total Household Products				21,301
	Independent Power Producers & Energy Traders – 0.7%

50	Edison Mission Energy, 144A	7.000%	5/15/17	BB–	49,500

50	Intergen NV, 144A	9.000%	6/30/17	BB–	52,750
100	Total Independent Power Producers & Energy Traders				102,250
	Industrial Conglomerates – 0.0%

7	General Electric Company	5.000%	2/01/13	AAA	6,947
	Insurance – 0.2%

25	Hub International Holdings	9.000%	12/15/14	B3	24,125
	IT Services – 0.5%

30	Sungard Data Systems Inc.	10.250%	8/15/15	B–	31,500

50	Unisys Corporation	7.875%	4/01/08	B+	49,938
80	Total IT Services				81,438
	Life Sciences Tools & Services – 0.2%

25	Fisher Scientific International	6.125%	7/01/15	BBB	24,581
	Machinery – 0.4%

40	American Railcar Industries	7.500%	3/01/14	BB–	40,000

5	Caterpillar Inc.	7.300%	5/01/31	A	5,776

15	Deere & Company	6.950%	4/25/14	A	16,285
60	Total Machinery				62,061
	Media – 2.8%

40	Charter Communications Operating LLC, 144A	8.375%	4/30/14	B+	40,400

50	Comcast Corporation	6.450%	3/15/37	BBB+	49,523

18	Cox Communications, Inc.	7.750%	11/01/10	BBB–	19,195

30	Dex Media East LLC	9.875%	11/15/09	Ba3	30,825

40	Echostar DBS Corporation	7.125%	2/01/16	BB–	41,300

13	Insight Midwest L.P	9.750%	10/01/09	B	13,049

40	News America, Inc., 144A	6.150%	3/01/37	BBB	37,425

35	R.H. Donnelley Corporation (WI/DD)	8.875%	10/15/17	B	35,700

15	Sinclair Broadcasting Group	8.000%	3/15/12	Ba3	15,413

22	TCI Communications, Inc.	8.750%	8/01/15	BBB+	25,541

11	Time Warner Inc.	9.125%	1/15/13	BBB+	12,624

14	Time Warner Inc.	9.150%	2/01/23	BBB+	17,110

35	Time Warner Inc.	6.550%	5/01/37	BBB+	34,445

35	Viacom Inc., Senior Debentures	6.875%	4/30/36	BBB	34,963

2	Walt Disney Company	7.000%	3/01/32	A2	2,250
400	Total Media				409,763

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Metals & Mining – 1.4%

$8	Alcan Inc.	7.250%	3/15/31	BBB+	$8,763

25	California Steel Industries Inc.	6.125%	3/15/14	BB–	23,500

30	Claymont Steel Inc.	8.875%	2/15/15	B3	28,650

30	Freeport McMoran Copper & Gold, Inc.	8.375%	4/01/17	BB	32,850

30	Noranda Aluminum Acquistion Corporation	9.360%	5/15/15	B3	28,350

30	Russel Metals Inc.	6.375%	3/01/14	BB	28,275

60	United States Steel Corporation	6.050%	6/01/17	Baa3	57,518
213	Total Metals & Mining				207,906
	Multi-Line Retail – 0.8%

4	Federated Department Stores, Inc.	6.625%	4/01/11	BBB	4,126

8	Federated Department Stores, Inc.	6.900%	4/01/29	BBB	7,544

30	J.C. Penney Corporation Inc.	7.125%	11/15/23	BBB–	31,652

13	Target Corporation	7.500%	8/15/10	A+	13,846

65	Target Corporation	5.375%	5/01/17	A+	62,458

2	Wal-Mart Stores, Inc.	7.550%	2/15/30	AA	2,301
122	Total Multiline Retail				121,927
	Multi-Utilities – 0.3%

50	Dynegy Holdings Inc.	7.750%	6/01/19	B2	48,063
	Oil, Gas & Consumable Fuels – 1.9%

10	Amerada Hess Corporation	7.125%	3/15/33	BBB–	10,805

40	Apache Corporation	6.000%	1/15/37	A–	38,633

5	Burlington Resources Finance Company	7.200%	8/15/31	A2	5,662

10	Devon Energy Corporation	7.950%	4/15/32	Baa1	11,954

3	Halliburton Company	5.500%	10/15/10	A	3,037

10	Kinder Morgan Energy Partners, L.P.	7.300%	8/15/33	BBB	10,509

10	Occidental Petroleum Corporation	6.750%	1/15/12	A–	10,598

10	PC Financial Partnership	5.000%	11/15/14	BBB	9,548

50	Premcor Refining Group Inc.	7.500%	6/15/15	BBB	52,159

10	Tosco Corporation	8.125%	2/15/30	A1	12,193

10	Valero Energy Corporation	7.500%	4/15/32	BBB	11,002

100	W&T Offshore, Inc.	8.250%	6/15/14	B–	96,750

10	XTO Energy, Inc.	6.250%	4/15/13	BBB	10,290
278	Total Oil, Gas & Consumable Fuels				283,140
	Paper & Forest Products – 0.6%

43	Buckeye Technologies Inc.	8.000%	10/15/10	B	44,075

30	Mercer International Inc.	9.250%	2/15/13	B	29,475

35	Tembec Industries, Inc.	7.750%	3/15/12	CCC–	13,650

8	Westvaco Corporation	8.200%	1/15/30	BBB	8,450
116	Total Paper & Forest Products				95,650
	Pharmaceuticals – 0.2%

3	Schering-Plough Corporation	6.750%	12/01/33	A–	3,166

20	Wyeth	5.500%	3/15/13	A+	19,982
23	Total Pharmaceuticals				23,148

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Real Estate Investment Trust – 0.1%

$19	Simon Property Group, L.P.	6.375%	11/15/07	A–	$19,009
	Real Estate Management & Development – 0.1%

12	ERP Operating LP	6.625%	3/15/12	A–	12,390
	Road & Rail – 1.7%

18	Burlington Northern Santa Fe Corporation	6.750%	7/15/11	Baa1	18,990

13	Canadian National Railway Company	6.250%	8/01/34	A–	12,910

60	CSX Corporation	5.600%	5/01/17	BBB–	57,613

50	Kansas City Southern de Mexico, RL de CV	7.375%	6/01/14	B+	49,000

17	Norfolk Southern Corporation	7.700%	5/15/17	BBB+	19,018

50	Saint Acquistion Corporation, 144A	12.500%	5/15/17	B	33,750

60	Union Pacific Corporation	5.650%	5/01/17	BBB	58,462
268	Total Road & Rail				249,743
	Software – 0.1%

14	Computer Associates International, Inc.	4.750%	12/01/09	Ba1	14,038
	Specialty Retail – 0.3%

50	Claires Stores, Inc., 144A	10.500%	6/01/17	CCC+	38,750

1	Lowes Companies, Inc.	6.500%	3/15/29	A+	979
51	Total Specialty Retail				39,729
	Tobacco – 0.0%

2	Philip Morris Companies, Inc.	7.750%	1/15/27	Baa1	2,464
	Trading Companies & Distributors – 0.2%

50	Neff Corporation	10.000%	6/01/15	B–	35,750
	Wireless Telecommunication Services – 0.8%

8	American Cellular Corporation Escrow Corporation	10.000%	8/01/11	B3	8,400

22	AT&T/Cingular Wireless Services	8.125%	5/01/12	A	24,418

40	Metro Wireless Inc., 144A	9.250%	11/01/14	Caa1	41,000

25	Rogers Wireless Communications Inc.	6.375%	3/01/14	BBB–	25,287

10	Telefonica Europe BV	7.750%	9/15/10	BBB+	10,685

4	Vodafone Group PLC	7.875%	2/15/30	A–	4,601
109	Total Wireless Telecommunication Services				114,391
$3,712	Total Corporate Bonds (cost $3,782,662)				3,680,156

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 9.6%

	U.S. Treasury Bonds/Notes – 9.6%

$185	United States of America Treasury Bonds/Notes (5)	0.000%	11/15/08	AAA	$177,016

100	United States of America Treasury Bonds/Notes (5)	0.000%	2/15/09	AAA	94,863

1,075	United States of America Treasury Bonds/Notes (5)	0.000%	11/15/12	AAA	868,414

75	United States of America Treasury Bonds/Notes (5)	0.000%	5/15/17	AAA	47,695

295	United States of America Treasury Bonds/Notes (5)	0.000%	2/15/25	AAA	124,036

400	United States of America Treasury Bonds/Notes (5)	0.000%	2/15/31	AAA	129,369
$2,130	Total U.S. Government and Agency Obligations (cost $1,409,202)				1,441,393

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	ASSET-BACKED AND MORTGAGE-BACKED SECURITIES – 56.6%

	Autos – Asset-Backed Securities – 4.0%

$300	Banc of America Securities Auto Trust 2006-G1	5.180%	6/18/10	AAA	$300,018

180	Daimler Chrysler Auto Trust, Series 2006D	4.980%	2/08/11	AAA	179,741

27	Daimler Chrysler Auto Trust, Class A3, Series 2005B	4.040%	9/08/09	AAA	26,600

100	Hyundai Auto Receivables Trust 2007A, Class A3A (3)	5.040%	1/17/12	AAA	100,000
607	Total Autos				606,359
	Cards – Asset-Backed Securities – 12.3%

175	American Express Credit Card Master Trust, Class C Series 2007-6	5.783%	1/15/13	BBB	168,328

100	Bank One Issuance Trust 03-A3 A3	5.863%	12/15/10	AAA	100,039

310	Bank One Issuance Trust, 2003 Class A9	3.860%	6/15/11	AAA	306,766

160	Chase Issuance Trust 05-A3 A	5.773%	10/17/11	AAA	159,665

200	CitiBank Credit Card Issuance Trust, 2006 Class B2	5.150%	3/07/11	A	199,913

89	Bank of America Alternative Loan Trust, Series 2005-5 2 CB1	6.000%	6/25/35	Aaa	88,341

300	General Electric Master Credit Card Note Trust, Class A, Series 2006-1	5.080%	9/15/12	AAA	301,970

300	Household Credit Card Master Note Trust, Class A, Series 2006-1	5.100%	6/15/12	AAA	301,754

217	MBNA Master Credit Card Trust Class 99-J	7.000%	2/15/12	AAA	226,104
1,851	Total Cards				1,852,880
	Home Equity – Asset Backed Securities – 0.0%

(4)—	Master Asset Backed Securities Trust 2005-WMC1, Mortgage Pass Through Certificates, Class N-1	4.940%	3/26/35	A+	86
	Commercial – Mortgage-Backed Securities – 2.3%

350	Banc of America Commercial Mortgage Pass-Through Certificates, Series 2005	4.933%	7/10/45	AAA	338,145
	Residential – Mortgage Backed Securities – 38.0%

59	Federal National Mortgage Association Pool 255814	5.500%	8/01/35	AAA	57,633

734	Federal National Mortgage Association Pool 735060	6.000%	11/01/34	AAA	736,956

345	Federal National Mortgage Association Pool 735606	4.443%	5/01/35	AAA	340,341

361	Federal National Mortgage Association Pool 824163	5.500%	4/01/35	AAA	354,384

340	Federal National Mortgage Association Pool 847681	6.240%	12/01/36	AAA	346,709

376	Federal National Mortgage Association Pool 905597	6.084%	12/01/36	AAA	378,312

1,000	Federal National Mortgage Association Pool (MDR) (WI/DD)	6.000%	TBA	AAA	1,001,406

1,400	Federal National Mortgage Association Pool (MDR) (WI/DD)	5.500%	TBA	AAA	1,371,343

1,020	Federal National Mortgage Association Pool (MDR) (WI/DD)	5.000%	TBA	AAA	995,575

134	Federal Home Loan Mortgage Corporation, Mortgage Pool 1B3220	5.956%	1/01/37	AAA	135,525
5,769	Total Residential				5,718,184
$8,577	Total Asset-Backed and Mortgage-Backed Securities (cost $8,496,790)				8,515,654

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CAPITAL PREFERRED SECURITIES – 0.1%
	Capital Markets – 0.1%

8	First Union Institutional Capital Securities I	8.040%	12/01/26	A1	$8,333
$8	Total Capital Preferred Securities (cost $8,643)				8,333

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SOVEREIGN DEBT – 7.7%

	Colombia – 0.1%

$10	Republic of Colombia	8.250%	12/22/14	BBB–	$11,300
	Hungary – 0.4%

60	Republic of Hungary	4.750%	2/03/15	A2	57,998
	Israel – 0.4%

65	State of Israel	5.500%	11/09/16	A2	64,840
	Malaysia – 0.8%

100	Republic of Malaysia	7.500%	7/15/11	A–	108,467
	Mexico – 0.5%

65	United Mexican States	6.625%	3/03/15	Baa1	69,713
	Poland – 0.4%

60	Republic of Poland	5.000%	10/19/15	A2	59,556
	South Korea – 0.6%

100	Republic of Korea	5.125%	12/07/16	A	96,800
	Turkey – 4.5%

200	Republic of Turkey, Government Bond	14.000%	1/19/11	Ba3	161,309

400	Republic of Turkey, Government Bond	10.404%	2/15/12	BB	353,521

200	Republic of Turkey, Government Bond	16.000%	3/07/12	Baa3	168,020
800	Total Turkey				682,850
$1,260	Total Sovereign Debt (cost $1,028,097)				1,151,524

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 23.8%

	U.S. Government and Agency Obligations – 18.2%

$2,750	Federal Home Loan Banks, Discount Notes (5)	0.000%	11/27/07	Aaa	$2,730,516
	Repurchase Agreements – 5.6%

841	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/07, repurchase price $841,111, collateralized by $685,000 U.S. Treasury Bonds, 7.250%, due 8/15/22, value $863,956	3.750%	10/01/07	N/A	840,848
$3,591	Total Short-Term Investments (cost $3,571,364)				3,571,364

Type (1)	Put Notional Amount (6)	Call Notional Amount	Expiration Date	Strike Price	Value
PUT OPTIONS – 0.4%

Goldman Sachs Currency Options	625,000 USD	1,250,000 BRL	10/18/07	$0.50	$56,865
Total Put Options (cost $15,644)					56,865

Total Investments (cost $18,312,402) – 122.7%	18,425,289
Other Assets Less Liabilities – (22.7)%	(3,404,092)
Net Assets – 100%	$15,021,197

Forward Foreign Currency Exchange Contracts outstanding at September 30, 2007:

Currency Contracts to Deliver	Amount (Local Currency)	In Exchange For Currency	Amount (Local Currency)	Settlement Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Australian Dollar	72,000	U.S. Dollar	61,776	10/17/07	$(2,066)
Brazilian Real	271,219	U.S. Dollar	137,500	10/02/07	(10,398)
Brazilian Real	344,925	U.S. Dollar	175,000	10/02/07	(13,090)
Brazilian Real	351,000	U.S. Dollar	187,500	10/02/07	(3,903)
Brazilian Real	967,144	U.S. Dollar	516,665	10/22/07	(9,540)
Canadian Dollar	70,174	Australian Dollar	80,000	1/03/08	70
Canadian Dollar	74,595	New Zealand Dollar	100,000	1/03/08	15
Danish Krone	666,963	U.S. Dollar	125,000	10/22/07	(2,644)
Euro	90,000	Iceland Krona	8,119,800	12/21/07	649
Euro	84,608	Iceland Krona	8,119,800	9/24/08	315
Hungarian Forint	22,337,189	U.S. Dollar	120,546	10/17/07	(6,217)
Iceland Krona	7,620,188	U.S. Dollar	121,773	10/17/07	(1,366)
Iceland Krona	8,119,800	Euro	90,090	12/21/07	(521)
Indian Rupee	2,533,750	U.S. Dollar	63,822	10/17/07	254
Israeli Shekel	526,793	U.S. Dollar	122,056	10/25/07	(9,138)
Japanese Yen	14,463,563	U.S. Dollar	125,000	10/22/07	(1,256)
New Taiwan Dollar	1,966,500	U.S. Dollar	60,000	10/15/07	(374)
New Taiwan Dollar	1,984,500	U.S. Dollar	60,000	10/15/07	(926)
New Turkish Lira	450,663	U.S. Dollar	335,464	11/15/07	(32,176)
New Turkish Lira	223,000	U.S. Dollar	177,760	11/15/07	(4,158)
New Zealand Dollar	80,000	U.S. Dollar	61,528	10/23/07	1,030
South African Rand	875,438	U.S. Dollar	122,058	10/16/07	(4,729)
Swiss Franc	147,410	U.S. Dollar	125,000	10/22/07	(1,831)
Swiss Franc	149,300	U.S. Dollar	125,000	10/24/07	(3,477)
U.S. Dollar	517,743	Brazilian Real	967,144	10/02/07	9,648
U.S. Dollar	62,500	South African Rand	440,888	10/16/07	1,352
U.S. Dollar	62,500	South African Rand	434,550	10/16/07	434
U.S. Dollar	62,375	Australian Dollar	72,000	10/17/07	1,466
U.S. Dollar	62,500	Hungarian Forint	11,178,750	10/17/07	939
U.S. Dollar	62,500	Hungarian Forint	11,158,438	10/17/07	824
U.S. Dollar	124,841	Hungarian Forint	22,500,000	10/17/07	2,846
U.S. Dollar	62,500	Indian Rupee	2,533,750	10/17/07	1,069
U.S. Dollar	62,500	Iceland Krona	3,790,563	10/17/07	(1,246)
U.S. Dollar	62,500	Iceland Krona	3,829,625	10/17/07	(615)
U.S. Dollar	125,000	Mexican Peso	1,378,375	10/17/07	876
U.S. Dollar	62,500	Colombian Peso	135,625,000	10/18/07	4,390
U.S. Dollar	119,102	Australian Dollar	140,000	10/22/07	5,008
U.S. Dollar	60,000	Colombian Peso	123,108,000	10/22/07	696
U.S. Dollar	119,678	South African Rand	850,000	10/22/07	3,321
U.S. Dollar	62,961	New Zealand Dollar	80,000	10/23/07	(2,463)
U.S. Dollar	108,659	New Zealand Dollar	150,000	10/23/07	4,775
U.S. Dollar	124,198	Swiss Franc	149,300	10/24/07	4,279
U.S. Dollar	125,000	Israeli Shekel	526,736	10/25/07	6,180
					$(61,698)

Interest Rate Swaps outstanding at September 30, 2007:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Termination Date	Unrealized Appreciation (Depreciation) (U.S. Dollars)
JPMorgan	750,000 MXN	Pay	28-Day MXN TIIE	10.370%	28-Day	5/13/10	$3,941
Morgan Stanley	4,000,000 BRL	Pay	1-Day BZDIRA	11.270	Annually	1/04/10	(2,797)
Morgan Stanley	1,000,000 NZD	Receive	3-Month NZD-BBR-FRA	7.480	Semi-Annually	12/27/17	(740)
Morgan Stanley	3,800,000 NZD	Pay	3-Month NZD-BBR-FRA	8.200	Semi-Annually	12/27/09	391
							$795

Portfolio of Investments

Nuveen Multi-Strategy Income Fund (continued)

September 30, 2007

Credit Default Swaps outstanding at September 30, 2007:

Counterparty	Referenced Entity	Buy/Sell Protection	Notional Amount	Fixed Rate	Termination Date	Value at September 30, 2007	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Goldman Sachs	DJ Investment Grade CDX	Buy	$2,000,000	0.350%	6/20/12	$21,533	$(10,290)
Lehman Brothers	Harrah’s Entertainment Inc.	Sell	125,000	3.750	9/20/08	—	2,116
							$(8,174)

Futures Contracts outstanding at September 30, 2007:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at September 30, 2007 (U.S. Dollars)	Unrealized Appreciation (Depreciation) (U.S. Dollars)
LIBOR	Long	19	12/08	2,246,038	$7,699
LIBOR	Short	(19)	6/08	(2,243,900)	(5,421)
U.S. 5-Year Treasury Note	Long	33	12/07	3,532,031	9,573
U.S. 10-Year Treasury Note	Short	(6)	12/07	(655,688)	(1,706)
					$10,145

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

(3)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(4)	Principal Amount rounds to less than $1,000.

(5)	A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(6)	Put Notional Amount is calculated by multiplying the Call Notional Amount by Strike Price.

MDR	Denotes investment is subject to dollar roll transactions and deemed purchased on a when-issued basis.

N/A	Not Applicable

TBA	To be announced. Maturity date not known prior to the settlement of the transaction.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

WI/DD	Purchased on a when-issued or delayed delivery basis.

BRL	Brazilian Real

MXN	Mexican Peso

NZD	New Zealand Dollar

USD	United States Dollar

BZDIRA	Brazil Inter-Bank Deposit Rate Annualized

LIBOR	London Inter-Bank Offered Rate

MXN TIIE Mexican	Peso Inter-Bank Equilibrium Interest Rate

NZD-BBR-FRA	New Zealand Dollar-Bank Bill Rate – Forward Rate Agreement

See accompanying notes to financial statements.

Portfolio of Investments

Nuveen High Yield Bond Fund

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 80.6%

	Aerospace & Defense – 2.4%

$125	Bombardier Inc., 144A	6.750%	5/01/12	BB	$125,938

91	DI Finance/DynCorp International, Series B	9.500%	2/15/13	B	94,640

260	L-3 Communications Corporation	6.125%	1/15/14	BB+	256,100

250	Sequa Corporation	8.875%	4/01/08	BB–	253,750
726	Total Aerospace & Defense				730,428
	Automobiles – 1.3%

400	Ford Motor Credit Company	4.950%	1/15/08	B1	397,466
	Biotechnology – 0.9%

250	Angiotech Pharmaceuticals, Inc., 144A	9.448%	12/01/13	B1	257,500
	Building Products – 1.4%

420	Goodman Global Holdings	8.408%	6/15/12	B1	416,850
	Chemicals – 4.4%

57	Equistar Chemicals LP/Equistar Funding Corporation	10.625%	5/01/11	BB–	59,850

420	Equistar Chemicals LP	8.750%	2/15/09	BB–	436,275

175	Equistar Chemicals LP	7.550%	2/15/26	BB–	156,625

220	MacDermid, Inc., 144A	9.500%	4/15/17	CCC+	213,400

100	Methanex Corporation	8.750%	8/15/12	BBB–	106,500

365	NOVA Chemicals Corporation	8.484%	11/15/13	Ba3	359,525
1,337	Total Chemicals				1,332,175
	Commercial Services & Supplies – 3.7%

100	Ahern Rentals Inc.	9.250%	8/15/13	B+	96,750

400	Browning Ferris-Allied Waste	9.250%	5/01/21	BB+	436,000

200	Interface, Inc.	10.375%	2/01/10	B+	212,000

180	Quebecor Media Inc., 144A (WI/DD)	7.750%	3/15/16	B	172,575

70	Quebecor World Capital Corporation, 144A	8.750%	3/15/16	B	63,875

130	Rental Service Corporation	9.500%	12/01/14	B–	124,800
1,080	Total Commercial Services & Supplies				1,106,000
	Construction Materials – 0.2%

40	Texas Industries Inc.	7.250%	7/15/13	BB–	40,100
	Consumer Finance – 1.9%

85	Ford Motor Credit Company	5.625%	10/01/08	B1	83,070

500	GMAC LLC	6.125%	1/22/08	BB+	499,014
585	Total Consumer Finance				582,084
	Containers & Packaging – 2.9%

200	Caraustar Industries	7.375%	6/01/09	B+	183,500

441	Owens-Brockway Glass Container Inc.	8.875%	2/15/09	BB	449,820

250	Rock-Tenn Company	5.625%	3/15/13	BB–	235,625
891	Total Containers & Packaging				868,945
	Distributors – 0.6%

155	Ryerson Tull Inc.	8.250%	12/15/11	B–	167,206

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Diversified Consumer Services – 1.9%

$100	Carriage Services Inc.	7.875%	1/15/15	B1	$100,500

460	Hawker Beechcraft Acquisition Company, 144A	9.750%	4/01/17	B–	471,500
560	Total Diversified Consumer Services				572,000
	Diversified Telecommunication Services – 2.6%

50	Cincinnati Bell Inc.	8.375%	1/15/14	B2	50,125

260	Cincinnati Bell Inc.	7.000%	2/15/15	Ba3	252,200

260	Citizens Communications Company	9.000%	8/15/31	BB+	265,200

40	Hughes Network Systems LLC, 144A	9.500%	4/15/14	B1	40,500

100	Intelsat Limited	5.250%	11/01/08	B	98,000

85	Level 3 Financing, Inc.	9.250%	11/01/14	B3	84,150
795	Total Diversified Telecommunication Services				790,175
	Electric Utilities – 1.1%

325	Reliant Energy Inc.	7.875%	6/15/17	B–	328,656
	Electrical Equipment – 0.1%

23	UCAR Finance Inc.	10.250%	2/15/12	B	24,093
	Energy Equipment & Services – 2.1%

250	Allis Chalmers Energy Inc.	8.500%	3/01/17	B	243,125

200	Complete Production Services, Inc.	8.000%	12/15/16	B	198,750

100	Seitel Inc.	9.750%	2/15/14	B–	95,000

90	Targa Resources Inc., Series 144A	8.500%	11/01/13	B3	90,450
640	Total Energy Equipment & Services				627,325
	Food & Staples Retailing – 0.9%

275	Ingles Markets Inc.	8.875%	12/01/11	B	281,875
	Health Care Providers & Services – 5.8%

500	Community Health Systems, Inc., 144A	8.875%	7/15/15	B–	516,250

510	HCA The Healthcare Corporation Inc., 144A	6.500%	2/15/16	B–	436,050

250	HCA The Healthcare Corporation Inc., 144A	9.250%	11/15/16	BB–	266,250

500	HealthSouth Corporation	11.408%	6/15/14	CCC+	523,750
1,760	Total Health Care Providers & Services				1,742,300
	Hotels, Restaurants & Leisure – 2.1%

100	MGM Mirage Inc.	6.625%	7/15/15	BB	95,375

270	Mohegan Tribal Gaming Authority	8.000%	4/01/12	Ba2	276,750

250	Wheeling Island Gaming Inc.	10.125%	12/15/09	B	251,875
620	Total Hotels, Restaurants & Leisure				624,000
	Household Durables – 2.8%

140	Beazer Homes USA, Inc.	8.625%	5/15/11	BB–	111,300

400	Champion Enterprises, Inc.	7.625%	5/15/09	B1	391,000

250	KB Home	7.750%	2/01/10	Ba2	238,125

100	Technical Olympic USA Inc.	7.500%	1/15/15	CCC–	21,500

90	Toll Corporation	8.250%	2/01/11	BB+	87,300
980	Total Household Durables				849,225

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power Producers & Energy Traders – 2.8%

$300	Edison Mission Energy, 144A	7.000%	5/15/17	BB–	$297,000

450	Intergen NV, 144A	9.000%	6/30/17	BB–	474,750

85	NRG Energy Inc.	7.375%	2/01/16	B1	85,425
835	Total Independent Power Producers & Energy Traders				857,175
	Insurance – 0.7%

225	Hub International Holdings	9.000%	12/15/14	B3	217,125
	IT Services – 1.4%

220	Sungard Data Systems Inc.	10.250%	8/15/15	B–	231,000

200	Unisys Corporation	7.875%	4/01/08	B+	199,750
420	Total IT Services				430,750
	Machinery – 1.7%

420	American Railcar Industries	7.500%	3/01/14	BB–	420,000

100	Columbus McKinnon Corporation	8.875%	11/01/13	B	103,500
520	Total Machinery				523,500
	Media – 8.8%

260	Charter Communications Operating LLC, 144A	8.375%	4/30/14	B+	262,600

100	CMP Susquehanna Corporation	9.875%	5/15/14	Caa1	93,500

326	Dex Media East LLC	9.875%	11/15/09	Ba3	334,965

15	Dex Media East LLC, 144A	12.125%	11/15/12	B1	16,050

90	Dex Media Inc.	9.000%	11/15/13	B	85,050

260	Echostar DBS Corporation	7.125%	2/01/16	BB–	268,450

62	Insight Midwest L.P	9.750%	10/01/09	B	62,233

600	Mediacom LLC	9.500%	1/15/13	B	610,500

50	Paxson Communications Corporation, 144A	11.610%	1/15/13	Caa2	51,125

180	R.H. Donnelley Corporation (WI/DD)	8.875%	10/15/17	B	183,600

500	Radio One, Inc.	8.875%	7/01/11	B1	496,250

190	Sinclair Broadcasting Group	8.000%	3/15/12	Ba3	195,225
2,633	Total Media				2,659,548
	Metals & Mining – 6.2%

250	Algoma Acquisition Corporation, 144A	9.875%	6/15/15	B–	223,750

220	Claymont Steel Inc.	8.875%	2/15/15	B3	210,100

220	Freeport McMoran Copper & Gold, Inc.	8.375%	4/01/17	BB	240,900

100	Nalco Finance Holdings Inc.	9.000%	2/01/14	B–	87,500

220	Noranda Aluminum Acquisition Corporation, 144A	9.367%	5/15/15	B3	207,900

250	PNA Intermediate Holding Corporation	12.360%	2/15/13	B–	246,250

100	Russel Metals Inc.	6.375%	3/01/14	BB	94,250

500	Stelco, Inc.	10.642%	3/31/16	N/R	553,750
1,860	Total Metals & Mining				1,864,400
	Multi-Utilities – 2.5%

250	Aquila, Inc.	14.875%	7/01/12	Ba3	316,250

200	Bon-Ton Department Stores Inc.	10.250%	3/15/14	B–	188,000

Portfolio of Investments

Nuveen High Yield Bond Fund (continued)

September 30, 2007

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multi-Utilities (continued)

$250	Dynegy Holdings Inc.	7.750%	6/01/19	B2	$240,313
700	Total Multi-Utilities				744,563
	Oil, Gas & Consumable Fuels – 5.7%

150	Alpha Natural Resources, Inc.	10.000%	6/01/12	B–	158,250

250	Energy Partners Limited, 144A	9.750%	4/15/14	B–	241,250

100	Mariner Energy Corporation	8.000%	5/15/17	B–	98,250

240	Markwest Energy Partners LP, Series B	8.500%	7/15/16	B	237,600

250	Massey Energy Company, Global Notes	6.625%	11/15/10	B+	245,625

250	Plains Exploration and Production	7.750%	6/15/15	BB–	246,250

110	Sabine Energy LNG LP	7.500%	11/30/16	BB	108,900

400	W&T Offshore, Inc.	8.250%	6/15/14	B–	387,000
1,750	Total Oil, Gas & Consumable Fuels				1,723,125
	Paper & Forest Products – 2.6%

217	Buckeye Technologies Inc.	8.000%	10/15/10	B	222,425

220	Mercer International Inc.	9.250%	2/15/13	B	216,150

200	Millar Western Forest Products Ltd	7.750%	11/15/13	B2	159,000

180	Tembec Industries, Inc.	7.750%	3/15/12	CCC–	70,200

100	Verso Paper Holsings LLC., Series B	9.125%	8/01/14	B+	103,500
917	Total Paper & Forest Products				771,275
	Road & Rail – 1.1%

200	Kansas City Southern de Mexico, RL de CV	7.375%	6/01/14	B+	196,000

200	Saint Acquisition Corporation, 144A	12.500%	5/15/17	B	135,000
400	Total Road & Rail				331,000
	Semiconductors & Equipment – 0.9%

300	Freescale Semiconductor Inc.	10.125%	12/15/16	B	280,500
	Specialty Retail – 2.5%

400	Brookstone Company Inc.	12.000%	10/15/12	B	398,000

450	Claires Stores, Inc., 144A	10.500%	6/01/17	CCC+	348,750
850	Total Specialty Retail				746,750
	Textiles, Apparel & Luxury Goods – 1.0%

250	HanesBrands Inc., Loan	8.784%	12/15/14	B2	250,000

50	Levi Strauss & Company	12.250%	12/15/12	B+	54,012
300	Total Textiles, Apparel & Luxury Goods				304,012
	Trading Companies & Distributors – 0.8%

100	H&E Equipment Limited, 144A	8.375%	7/15/16	B+	98,000

200	Neff Corporation	10.000%	6/01/15	B–	143,000
300	Total Trading Companies & Distributors				241,000
	Wireless Telecommunication Services – 2.8%

41	American Cellular Corporation Escrow Corporation	10.000%	8/01/11	B3	43,050

250	Dobson Cellular Systems, Inc.	9.875%	11/01/12	B1	271,250

250	Dobson Communications Corporation, Floating Rate Note, 4.250% plus three-month LIBOR	9.610%	10/15/12	Caa1	255,625

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services (continued)

$260	Metro Wireless Inc., 144A	9.250%	11/01/14	Caa1	$266,497
801	Total Wireless Telecommunication Services				836,422
$24,673	Total Corporate Bonds (cost $24,790,222)				24,269,548

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 15.2%

$4,565	Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/28/07, repurchase price $4,566,078, collateralized by $3,695,000 U.S. Treasury Bonds, 7.250%, due 8/15/22, value $4,660,319	3.750%	10/01/07	N/A	$4,564,652

	Total Short-Term Investments (cost $4,564,652)				4,564,652

	Total Investments (cost $29,354,874) – 95.8%				28,834,200

	Other Assets Less Liabilities – 4.2%				1,274,909

	Net Assets – 100%				$30,109,109

Credit Default Swap outstanding at September 30, 2007:

Counterparty	Referenced Entity	Buy/Sell Protection	Notional Amount	Fixed Rate	Termination Date	Value at September 30, 2007	Unrealized Appreciation (Depreciation) (U.S. Dollars)
Lehman Brothers	Harrah’s Entertainment Inc.	Sell	$750,000	3.750%	9/20/08	—	$12,698

Total Return Swap outstanding at September 30, 2007:

Counterparty	Receive	Pay	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)
Bear Stearns International, Ltd.	Lehman Brothers U.S. High Yield Index	1-Month USD-LIBOR-BBA less 35 basis points	12/01/07	$5,000,000	$108,462

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

N/A	Not Applicable

WI/DD	Purchased on a when-issued or delayed delivery basis.
USD – LIBOR-BBA	United States Dollar-London Inter-Bank Offered Rate-British Bankers’ Association

See accompanying notes to financial statements.

Statement of Assets and Liabilities

September 30, 2007

	Short Duration	Multi-Strategy Income	High Yield
Assets
Investments, at value (cost $12,541,305, $14,741,038 and $24,790,222, respectively)	$12,742,390	$14,853,925	$24,269,548
Short-term investments (at cost, which approximates value)	3,029,542	3,571,364	4,564,652
Cash	386,443	21	92,912
Deposits with brokers for open futures contracts (cost $39,145, $63,945 and $ —, respectively)	39,196	63,954	—
Unrealized appreciation on forward foreign currency exchange contracts	50,436	50,436	—
Unrealized appreciation on interest rate swaps	3,941	3,941	—
Unrealized appreciation on credit default swaps	2,116	2,116	12,698
Unrealized appreciation on total return swap	—	—	108,462
Credit default swaps premiums paid	31,823	31,823	—
Receivables:
Reimbursement from Adviser	32,538	40,554	60,828
Interest	146,364	112,483	609,028
Investments sold	—	295,791	704,581
Shares sold	—	—	322,162
Variation margin on futures contracts	—	447	—
Other assets	178	4,302	468
Total assets	16,464,967	19,031,157	30,745,339
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	112,134	112,134	—
Unrealized depreciation on interest rate swaps	3,146	3,146	—
Unrealized depreciation on credit default swaps	10,290	10,290	—
Payables:
Investments purchased	159,986	3,772,048	353,013
Shares redeemed	200	—	37,298
Variation margin on futures contracts	1,624	—	—
Accrued expenses:
12b-1 distribution and service fees	2,637	2,312	9,917
Other	39,352	49,484	56,728
Dividends payable	58,182	60,546	179,274
Total liabilities	387,551	4,009,960	636,230
Net assets	$16,077,416	$15,021,197	$30,109,109
Class A Shares
Net assets	$4,100,835	$3,281,001	$9,099,960
Shares outstanding	211,399	170,156	465,490
Net asset value per share	$19.40	$19.28	$19.55
Offering price per share (net asset value per share plus maximum sales charge of 2.00%, 3.75% and 4.75%, respectively, of offering price)	$19.80	$20.03	$20.52
Class B Shares
Net assets	N/A	$474,036	$1,855,012
Shares outstanding	N/A	24,512	94,974
Net asset value and offering price per share	N/A	$19.34	$19.53
Class C Shares
Net assets	$2,259,736	$1,577,550	$8,620,011
Shares outstanding	116,368	81,735	441,891
Net asset value and offering price per share	$19.42	$19.30	$19.51
Class R Shares
Net assets	$9,716,845	$9,688,610	$10,534,126
Shares outstanding	501,410	502,591	539,401
Net asset value and offering price per share	$19.38	$19.28	$19.53

Net Assets Consist of:
Capital paid-in	$16,339,625	$15,358,916	$30,583,065
Undistributed (Over-distribution of) net investment income	(40,274)	(41,206)	134,597
Accumulated net realized gain (loss) from investments and derivative transactions	(374,825)	(350,477)	(209,039)
Net unrealized appreciation (depreciation) of investments and derivative transactions	152,890	53,964	(399,514)
Net assets	$16,077,416	$15,021,197	$30,109,109

N/A – Short Duration is not authorized to issue Class B shares.

See accompanying notes to financial statements.

Statement of Operations

Year Ended September 30, 2007

	Short Duration	Multi-Strategy Income	High Yield
Investment Income	$618,287	$716,395	$1,760,271
Expenses
Management fees	46,338	60,134	123,968
12b-1 service fees – Class A	2,757	4,090	12,168
12b-1 distribution and service fees – Class B	N/A	1,541	12,649
12b-1 distribution and service fees – Class C	13,391	9,831	49,231
Shareholders’ servicing agent fees and expenses	842	2,847	13,597
Custodian’s fees and expenses	34,063	54,290	24,599
Trustees’ fees and expenses	362	331	568
Professional fees	33,439	34,894	44,874
Shareholders’ reports – printing and mailing expenses	8,240	25,750	49,136
Federal and state registration fees	37,905	46,230	53,830
Other expenses	5,633	11,920	6,365
Total expenses before custodian fee credit and expense reimbursement	182,970	251,858	390,985
Custodian fee credit	(5,005)	(1,374)	(3,716)
Expense reimbursement	(121,162)	(176,262)	(192,969)
Net expenses	56,803	74,222	194,300
Net investment income	561,484	642,173	1,565,971
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,611	2,534	153,907
Forwards	(48,734)	(48,639)	—
Futures	24,783	(146)	65,944
Swaps	(30,427)	(30,102)	(28,110)
Call options written	(2,476)	(2,476)	—
Foreign currencies	5,971	6,035	—
Change in net unrealized appreciation (depreciation) of:
Investments	220,666	134,521	(484,710)
Forwards	(59,326)	(59,326)	—
Futures	17,097	1,980	2,403
Swaps	(12,090)	(12,090)	92,502
Foreign currencies	(309)	(385)	—
Net realized and unrealized gain (loss)	121,766	(8,094)	(198,064)
Net increase (decrease) in net assets from operations	$683,250	$634,079	$1,367,907

N/A – Short Duration is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Short Duration		Multi-Strategy Income		High Yield
	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06	Year Ended 9/30/07	Year Ended 9/30/06
Operations
Net investment income	$561,484	$392,589	$642,173	$437,044	$1,565,971	$696,575
Net realized gain (loss) from:
Investments	6,611	(94,024)	2,534	(181,374)	153,907	(238,364)
Forwards	(48,734)	(18,180)	(48,639)	(20,247)	—	—
Futures	24,783	(23,133)	(146)	(21,391)	65,944	(14,060)
Swaps	(30,427)	24,401	(30,102)	24,401	(28,110)	82,955
Call options written	(2,476)	—	(2,476)	—	—	—
Foreign currencies	5,971	4,558	6,035	6,614	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	220,666	40,963	134,521	38,015	(484,710)	199,170
Forwards	(59,326)	(3,384)	(59,326)	(3,384)	—	—
Futures	17,097	10,180	1,980	13,438	2,403	7,480
Swaps	(12,090)	8,332	(12,090)	8,332	92,502	51,164
Foreign currencies	(309)	360	(385)	394	—	—
Net increase (decrease) in net assets from operations	683,250	342,662	634,079	301,842	1,367,907	784,920
Distributions to Shareholders
From undistributed net investment income:
Class A	(48,349)	(1,766)	(79,802)	(4,658)	(358,595)	(4,135)
Class B	N/A	N/A	(6,419)	(409)	(82,930)	(2,215)
Class C	(49,880)	(4,925)	(39,516)	(422)	(322,597)	(5,859)
Class R	(461,428)	(563,918)	(489,073)	(515,563)	(775,076)	(778,572)
Decrease in net assets from distributions to shareholders	(559,657)	(570,609)	(614,810)	(521,052)	(1,539,198)	(790,781)
Fund Share Transactions
Proceeds from sale of shares	7,140,810	1,494,615	5,378,109	1,579,633	23,979,450	1,383,527
Proceeds from shares issued to shareholders due to reinvestment of distributions	31,208	1,521	38,228	—	251,687	1,856
	7,172,018	1,496,136	5,416,337	1,579,633	24,231,137	1,385,383
Cost of shares redeemed	(2,326,533)	—	(1,636,087)	(70)	(4,975,626)	(54,179)
Net increase (decrease) in net assets from Fund share transactions	4,845,485	1,496,136	3,780,250	1,579,563	19,255,511	1,331,204
Net increase (decrease) in net assets	4,969,078	1,268,189	3,799,519	1,360,353	19,084,220	1,325,343
Net assets at the beginning of year	11,108,338	9,840,149	11,221,678	9,861,325	11,024,889	9,699,546
Net assets at the end of year	$16,077,416	$11,108,338	$15,021,197	$11,221,678	$30,109,109	$11,024,889
Undistributed (Over-distribution of) net investment income at the end of year	$(40,274)	$(43,251)	$(41,206)	$(29,687)	$134,597	$63,846

N/A – Short Duration is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust III (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Short Duration Bond Fund (“Short Duration”), Nuveen Multi-Strategy Income Fund (“Multi-Strategy Income”) and Nuveen High Yield Bond Fund (“High Yield”) (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust in 1998.

As previously approved by the Fund’s Board of Trustees effective August 1, 2007, the Nuveen Core Bond Fund changed its name to Nuveen Multi-Strategy Income Fund.

Short Duration ordinarily invests at least 80% of its assets in income producing short-term securities with the objective of providing high current income consistent with minimal fluctuations of principal.

Multi-Strategy Income ordinarily invests at least 80% of its assets in fixed income securities with the objective of providing total return.

High Yield ordinarily invests at least 80% of its assets in domestic and foreign corporate high yield debt securities, including zero coupon, payment in-kind and convertible bonds with the objective of maximizing total return.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of bonds and other securities in the Funds’ investment portfolios are generally provided by one or more independent pricing services approved by the Funds’ Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value senior loans, bonds and other securities traded in the over-the-counter market at the mean of the bid and asked prices when current quotations are readily available. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of interest rate swaps are provided by and independent pricing service approved by each Fund’s Board of Trustees. Credit default swaps are valued using a market quote provided by a major broker/dealer in such investments. Total return swaps are valued by comparing the return of the underlying index at the valuation date with the value at the original effective date of the contract. The value of put options and options written are based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. The pricing services or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant by the pricing service or the Board of Trustees’ designee. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2007, Short Duration, Multi-Strategy Income and High Yield had outstanding when-issued/delayed delivery purchase commitments of $159,986, $3,445,586 and $353,013, respectively.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Notes to Financial Statements (continued)

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. Multi-Strategy Income and High Yield also offer Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Swap Contracts

The Funds are authorized to enter into swap contracts consistent with their investment objectives and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds’ portfolios may be identified as collateral in accordance with the terms of the respective swap contract.

Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal.

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party. The Funds may enter into a credit default contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a purchaser of a credit default swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. Payments received or made at the beginning of the measurement period are reflected on the Statement of Assets Liabilities. As a seller of a credit default contract, the Fund generally receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Swap contracts are valued daily. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Income received or paid by the Fund on a swap contract is reported as a realized gain or loss on the Statement of Operations. Additionally, realized gains or losses are recorded upon the termination of a swap contract and are equal to the difference between the Fund’s basis in the swap and the proceeds from (or cost of) the closing transaction. Notional principal amounts are used to express the extent of involvement in these transactions, reducing the amounts potentially subject to counterparty credit risk are generally much smaller, except with respect to credit default swaps.

Entering into these contracts involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that there may be unfavorable changes in interest rates, and default by the counterparty on its obligation to perform or disagree as to the meaning of the contractual terms in the contracts. If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the contracts related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

Dollar Rolls

Each Fund is authorized to enter into “dollar rolls” in which a Fund purchases or sells mortgage-backed securities for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) securities on a different specified future date. Dollar rolls are identified in the Portfolio of Investments as “MDR” for each of the applicable Funds. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and included in Investment Income on the Statement of Operations. Dollar rolls are valued daily.

Short Sales

The Funds are authorized to make short sales of debt securities. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short. The Funds are obligated to pay to the parties to which the securities were sold short, interest earned on the debt securities and records such amounts as an expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in “Change in net unrealized appreciation (depreciation) of investments.” At September 30, 2007, there were no outstanding short sales in any of the Funds.

Options Transactions

Each Fund is authorized to purchase put options and write (sell) call options on securities, swaps or currencies. The purchase of put options involves the risk of loss of all or a part of the cash paid for the options. Put options purchased are accounted for in the same manner as portfolio securities. When a Fund writes a call option, an amount equal to the net premium received (the premium less commission) is recorded as a liability and is subsequently adjusted to the current value of the written option until the option expires or a Fund enters into a closing purchase transaction. When a call option expires or a Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on effecting a closing purchase transaction, including commission, is treated as a net realized gain on option contracts written or, if the net premium received is less than the amount paid, as a net realized loss on option contracts written. The Fund, as a writer of a call option, bears the risk of an unfavorable change in the market value of the security, swap or currency underlying the written option. High Yield did not enter into any option transactions during the fiscal year ended September 30, 2007.

Foreign Currency Transactions

Each Fund is authorized to engage in foreign currency exchange transactions. Each Fund may engage in foreign currency forward, swap, options and futures contracts. To the extent that a Fund invests in contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with “Net realized gain (loss) from foreign currencies” and “Change in net unrealized appreciation (depreciation) of foreign currencies” in the Statement of Operations.

Notes to Financial Statements (continued)

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Forward Foreign Currency Exchange Contracts

Each Fund is authorized to enter into forward foreign currency exchange contracts. Generally, each Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to “lock in” the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by a Fund. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund’s investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions. High Yield did not enter into any forward foreign currency exchange contracts during the fiscal year ended September 30, 2007.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Short Duration
	Year Ended 9/30/07		Year Ended 9/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	266,251	$5,129,398	22,711	$435,417
Class C	102,474	1,977,713	55,201	1,059,198
Class R	1,748	33,699	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,348	26,049	—	—
Class C	246	4,744	79	1,521
Class R	22	415	—	—
	372,089	7,172,018	77,991	1,496,136
Shares redeemed:
Class A	(79,036)	(1,518,522)	—	—
Class C	(41,757)	(805,880)	—	—
Class R	(110)	(2,131)	—	—
	(120,903)	(2,326,533)	—	—
Net increase (decrease)	251,186	$4,845,485	77,991	$1,496,136

	Multi-Strategy Income
	Year Ended 9/30/07		Year Ended 9/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	172,467	$3,309,211	66,361	$1,269,561
Class B	27,876	536,200	2,503	47,876
Class C	76,524	1,476,814	13,648	262,196
Class R	2,921	55,884	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,076	20,725	—	—
Class B	79	1,516	—	—
Class C	784	15,125	—	—
Class R	45	862	—	—
	281,772	5,416,337	82,512	1,579,633
Shares redeemed:
Class A	(69,873)	(1,339,777)	—	—
Class B	(6,071)	(117,155)	—	—
Class C	(9,342)	(179,155)	(4)	(70)
Class R	—	—	—	—
	(85,286)	(1,636,087)	(4)	(70)
Net increase (decrease)	196,486	$3,780,250	82,508	$1,579,563

Notes to Financial Statements (continued)

	High Yield
	Year Ended 9/30/07		Year Ended 9/30/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	584,929	$11,523,605	25,282	$484,937
Class B	112,044	2,216,388	11,021	210,180
Class C	475,139	9,391,628	34,882	664,410
Class R	42,711	847,829	1,257	24,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	7,423	146,461	8	159
Class B	1,310	25,834	54	1,032
Class C	3,422	67,280	35	665
Class R	619	12,112	—	—
	1,227,597	24,231,137	72,539	1,385,383
Shares redeemed:
Class A	(149,463)	(2,903,480)	(2,814)	(54,179)
Class B	(29,580)	(575,728)	—	—
Class C	(71,712)	(1,403,784)	—	—
Class R	(4,811)	(92,634)	—	—
	(255,566)	(4,975,626)	(2,814)	(54,179)
Net increase (decrease)	972,031	$19,255,511	69,725	$1,331,204

3. Investment Transactions

Purchases and sales (including maturities and transactions in securities sold short during the period, but excluding put options, derivative and dollar roll transactions and short-term investments) for the fiscal year ended September 30, 2007, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Purchases:
Investment securities	$7,450,016	$31,140,475	$43,311,067
U.S. Government and agency obligations	9,445,286	8,108,864	778,795
Sales and maturities:
Investment securities	7,817,866	24,571,128	28,128,210
U.S. Government and agency obligations	7,363,258	10,034,119	1,079,406

Transactions in call options written for Short Duration and Multi-Strategy Income during the fiscal year ended September 30, 2007, were as follows:

	Short Duration		Multi-Strategy Income
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Outstanding, beginning of year	—	—	—	—
Call options written	625,000	11,569	625,000	11,569
Call options terminated in closing purchase transactions	(625,000)	(11,569)	(625,000)	(11,569)
Outstanding, end of the year	—	—	—	—

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of foreign currency transaction gains and losses, paydown gains and losses, amortization of premium and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2007, the cost of investments was as follows:

	Short Duration	Multi- Strategy Income	High Yield
Cost of investments	$15,608,971	$18,354,757	$29,413,074

Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 2007, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Gross unrealized:
Appreciation	$229,290	$299,907	$250,758
Depreciation	(66,329)	(229,375)	(829,632)
Net unrealized appreciation (depreciation) of investments	$162,961	$70,532	$(578,874)

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2007, the Funds’ tax year end, were as follows:

	Short Duration	Multi- Strategy Income	High Yield
Undistributed net ordinary income*	$190,573	$193,788	$472,351
Undistributed net long-term capital gains	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended September 30, 2007 and September 30, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	Short Duration	Multi- Strategy Income	High Yield
Distributions from net ordinary income*	$543,810	$598,765	$1,427,691
Distributions from net long-term capital gains	—	—	—

2006	Short Duration	Multi- Strategy Income	High Yield
Distributions from net ordinary income*	$563,271	$516,548	$787,009
Distributions from net long-term capital gains	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

At September 30, 2007, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Duration	Multi- Strategy Income	High Yield
Expiration Year:
2014	$178,461	$114,399	$64,821
2015	141,618	161,925	144,218
Total	$320,079	$276,324	$209,039

The Funds elected to defer net realized losses from investments incurred from November 1, 2006 through September 30, 2007, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year:

Short Duration	Multi- Strategy Income
$36,073	$63,924

Notes to Financial Statements (continued)

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Short Duration Fund-Level Fee Rate	Multi-Strategy Income Fund-Level Fee Rate	High Yield Fund-Level Fee Rate
For the first $125 million	.2000%	.3000%	.4000%
For the next $125 million	.1875	.2875	.3875
For the next $250 million	.1750	.2750	.3750
For the next $500 million	.1625	.2625	.3625
For the next $1 billion	.1500	.2500	.3500
For net assets over $2 billion	.1250	.2250	.3250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2007, the complex-level fee rate was .1831%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser agreed to reimburse all expenses other than management fees, 12b-1 distribution and service fees, interest expenses and extraordinary expenses for the Funds through January 31, 2009. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended September 30, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Short Duration	Multi- Strategy Income	High Yield
Sales charges collected (unaudited)	$1,327	$28,394	$201,685
Paid to financial intermediaries (unaudited)	1,076	24,639	181,129

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2007, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Short Duration	Multi- Strategy Income	High Yield
Commission advances (unaudited)	$—	$12,977	$156,639

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2007, the Distributor retained such 12b-1 fees as follows:

	Short Duration	Multi- Strategy Income	High Yield
12b-1 fees retained (unaudited)	$10,520	$6,590	$51,254

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended September 30, 2007, as follows:

	Short Duration	Multi- Strategy Income	High Yield
CDSC retained (unaudited)	$2,500	$1,375	$8,060

At September 30, 2007, Nuveen owned 499,500 shares of Class R of Short Duration, Multi-Strategy Income and High Yield. At September 30, 2007, the Adviser owned 125, 125 and 250 shares of Short Duration Class A, C and R, respectively, and 125 shares of each of Multi-Strategy Income’s and High Yield’s Class A, B, C and R.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of

Notes to Financial Statements (continued)

each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by March 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their net investment income which were paid on November 1, 2007, to shareholders of record on October 9, 2007, as follows:

	Short Duration	Multi- Strategy Income	High Yield
Dividend per share:
Class A	$.0730	$.0775	$.1225
Class B	N/A	.0655	.1105
Class C	.0610	.0655	.1105
Class R	.0770	.0815	.1265

N/A – Short Duration is not authorized to issue Class B shares.

Financial Highlights

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SHORT DURATION											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(e)
Class A (12/04)
2007	$19.24	$.91	$.12	$1.03	$(.87)	$—	$(.87)	$19.40	5.49%	$4,101	1.93%		3.37%		.62%		4.67%		.58%		4.71%		138%
2006	19.69	.77	(.14)	.63	(1.08)	—	(1.08)	19.24	3.29	439	3.41		1.25		.64		4.02		.61		4.05		234
2005(f)	20.00	.43	(.53)	(.10)	(.21)	—	(.21)	19.69	.66	2	1.52	*	2.15	*	.91	*	2.75	*	.89	*	2.77	*	140
Class C (12/04)
2007	19.26	.73	.16	.89	(.73)	—	(.73)	19.42	4.71	2,260	2.42		2.71		1.38		3.76		1.34		3.80		138
2006	19.69	.63	(.14)	.49	(.92)	—	(.92)	19.26	2.54	1,067	3.52		1.09		1.36		3.25		1.33		3.28		234
2005(f)	20.00	.31	(.48)	(.17)	(.14)	—	(.14)	19.69	.09	2	2.27	*	1.40	*	1.66	*	2.00	*	1.64	*	2.02	*	140
Class R (12/04)
2007	19.21	.92	.17	1.09	(.92)	—	(.92)	19.38	5.82	9,717	1.34		3.76		.38		4.72		.34		4.76		138
2006	19.68	.77	(.11)	.66	(1.13)	—	(1.13)	19.21	3.46	9,602	1.44		3.07		.53		3.97		.51		4.00		234
2005(f)	20.00	.47	(.56)	(.09)	(.23)	—	(.23)	19.68	.79	9,835	1.27	*	2.40	*	.66	*	3.00	*	.64	*	3.02	*	140

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	Excluding dollar roll transactions.
(f)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.

See accompanying notes to financial statements.

Financial Highlights (continued)

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MULTI-STRATEGY INCOME											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate(e)
Class A (12/04)
2007	$19.29	$1.00	$(.08)	$.92	$(.93)	$—	$(.93)	$19.28	4.92%	$3,281	2.32%		3.59%		.73%		5.17%		.72%		5.18%		278%
2006	19.73	.88	(.34)	.54	(.98)	—	(.98)	19.29	2.86	1,282	4.46		.90		.75		4.62		.71		4.66		241
2005(f)	20.00	.54	(.55)	(.01)	(.26)	—	(.26)	19.73	1.37	2	1.76	*	2.69	*	1.02	*	3.43	*	1.00	*	3.46	*	155
Class B (12/04)
2007	19.30	.88	(.06)	.82	(.78)	—	(.78)	19.34	4.35	474	3.14		2.85		1.42		4.57		1.41		4.58		278
2006	19.73	.74	(.35)	.39	(.82)	—	(.82)	19.30	2.06	51	3.54		1.68		1.38		3.84		1.34		3.88		241
2005(f)	20.00	.42	(.49)	(.07)	(.20)	—	(.20)	19.73	.81	2	2.51	*	1.94	*	1.77	*	2.69	*	1.75	*	2.71	*	155
Class C (12/04)
2007	19.29	.84	(.05)	.79	(.78)	—	(.78)	19.30	4.19	1,578	2.98		2.85		1.48		4.34		1.47		4.36		278
2006	19.73	.73	(.35)	.38	(.82)	—	(.82)	19.29	2.01	266	3.65		1.69		1.44		3.90		1.39		3.94		241
2005(f)	20.00	.42	(.49)	(.07)	(.20)	—	(.20)	19.73	.81	2	2.51	*	1.94	*	1.77	*	2.69	*	1.75	*	2.71	*	155
Class R (12/04)
2007	19.26	1.01	(.01)	1.00	(.98)	—	(.98)	19.28	5.29	9,689	1.86		3.87		.48		5.24		.47		5.26		278
2006	19.72	.86	(.29)	.57	(1.03)	—	(1.03)	19.26	3.03	9,623	1.84		3.24		.63		4.44		.59		4.48		241
2005(f)	20.00	.58	(.58)	(.00)	(.28)	—	(.28)	19.72	1.51	9,854	1.51	*	2.94	*	.77	*	3.68	*	.75	*	3.71	*	155

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	Excluding dollar roll transactions.
(f)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
HIGH YIELD											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended September 30,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (12/04)
2007	$19.37	$1.55	$.08	$1.63	$(1.45)	$—	$(1.45)	$19.55	8.61%	$9,100	1.83%		6.85%		.83%		7.85%		.82%		7.87%		160%
2006	19.39	1.33	.16	1.49	(1.51)	—	(1.51)	19.37	8.01	438	1.94		5.87		.85		6.96		.78		7.03		115
2005(e)	20.00	.86	(1.04)	(.18)	(.43)	—	(.43)	19.39	1.56	2	1.68	*	5.10	*	1.17	*	5.61	*	1.14	*	5.63	*	69
Class B (12/04)
2007	19.36	1.34	.14	1.48	(1.31)	—	(1.31)	19.53	7.82	1,855	2.50		5.86		1.58		6.78		1.57		6.79		160
2006	19.39	1.13	.19	1.32	(1.35)	—	(1.35)	19.36	7.07	217	2.69		4.86		1.57		5.97		1.51		6.04		115
2005(e)	20.00	.75	(.99)	(.24)	(.37)	—	(.37)	19.39	.99	2	2.43	*	4.35	*	1.92	*	4.86	*	1.89	*	4.88	*	69
Class C (12/04)
2007	19.35	1.38	.09	1.47	(1.31)	—	(1.31)	19.51	7.72	8,620	2.54		6.06		1.58		7.02		1.57		7.03		160
2006	19.39	1.13	.18	1.31	(1.35)	—	(1.35)	19.35	7.01	678	2.69		4.89		1.59		5.99		1.52		6.05		115
2005(e)	20.00	.75	(.99)	(.24)	(.37)	—	(.37)	19.39	.99	2	2.43	*	4.35	*	1.92	*	4.86	*	1.89	*	4.88	*	69
Class R (12/04)
2007	19.35	1.45	.23	1.68	(1.50)	—	(1.50)	19.53	8.89	10,534	1.43		6.51		.58		7.35		.56		7.37		160
2006	19.40	1.37	.14	1.51	(1.56)	—	(1.56)	19.35	8.14	9,692	1.44		6.39		.76		7.06		.70		7.13		115
2005(e)	20.00	.90	(1.05)	(.15)	(.45)	—	(.45)	19.40	1.79	9,692	1.43	*	5.35	*	.92	*	5.85	*	.89	*	5.88	*	69

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser.
(d)	After custodian fee credit and expense reimbursement.
(e)	For the period December 20, 2004 (commencement of operations) through September 30, 2005.

See accompanying notes to financial statements.

Report of Independent Public Accountants

To the Board of Trustees and Shareholder of

Nuveen Investment Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Short Duration Bond Fund, Nuveen Multi-Strategy Income Fund (formerly named Nuveen Core Bond Fund) and Nuveen High Yield Bond Fund (each a series of the Nuveen Investment Trust III, hereafter referred to as the “Funds”) at September 30, 2007, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period December 20, 2004 (commencement of operations) through September 30, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

November 20, 2007

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the “May Meeting”), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a “Fund”) and Nuveen Asset Management (“NAM”). The foregoing Investment Management Agreements with NAM are hereafter referred to as the “Original Investment Management Agreements.”

Subsequent to the May Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the “New Investment Management Agreements”) with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review at the May Meeting continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review and the analysis undertaken and the conclusions reached by the Board Members when determining to continue the Original Investment Management Agreements.

I. Approval of the Original Investment Management Agreements

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by NAM;

•	the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

•

each Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of Nuveen in providing the various services;

•

the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees NAM assesses to other types of investment products or clients;

•	the soft dollar practices of NAM, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. The Independent Board Members also met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including,

Annual Investment Management Agreement Approval Process (continued)

but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. Nature, Extent and Quality of Services

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM’s services. The Board Members reviewed materials outlining, among other things, Nuveen’s organization and business; the types of services that NAM or its affiliates provide or are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members’ experience in governing the respective Funds and working with NAM on matters relating to the Funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes. With respect to the taxable fixed income funds advised by NAM (e.g., the Funds), the Board Members also considered the depth of experience of NAM personnel managing this type of fund and their respective investment strategies.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement were satisfactory.

B. The Investment Performance of the Funds and NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen Tradewinds Value Opportunities Fund, the Nuveen Santa Barbara Growth Fund, and the Nuveen Multi-Strategy Income Fund (although the Nuveen Multi-Strategy Income Fund has been reclassified in a more appropriate peer group for 2007).

The Board Members also reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses were reasonable.

Annual Investment Management Agreement Approval Process (continued)

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D — “Approval of the New Investment Management Agreements — Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements be renewed.

II. Approval of the New Investment Management Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the corresponding Original Investment Management Agreements. The Board Members further noted that key personnel of NAM who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills

Annual Investment Management Agreement Approval Process (continued)

and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by NAM is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. Fees, Expenses and Profitability

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of Nuveen under the New Investment Management Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components — a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels

(subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities, at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

D. Economies of Scale and Whether Fee Levels Reflect these Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol

Annual Investment Management Agreement Approval Process (continued)

changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Former Director (1994-November 12, 2007), Chairman (1996-June 30, 2007), Non-Executive Chairman (July 1, 2007-November 12, 2007) and Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., and Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	178

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	178

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	178

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	178

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	176

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	178

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	178

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	178

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002), Associate General Counsel and Assistant Secretary, of Nuveen Asset Management; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002), Nuveen Investments Advisers Inc. (since 2002); Symphony Asset Management LLC, and NWQ Investment Management Company, LLC (since 2003), Tradewinds Global Investors, LLC, and Santa Barbara Asset Management, LLC (since 2006); Nuveen HydePark Group LLC and Richards & Tierney, Inc. (since 2007); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc. (since 2003); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc., Assistant Secretary (since 2003) of Symphony Asset Management LLC.	178

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	178

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	178

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	58

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and Nuveen Investments, Inc.; Vice President and Treasurer of Nuveen Asset Management (since 2002), Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC. (since 2002); Rittenhouse Asset Management, Inc. (since 2003); Tradewinds NWQ Global Investors, LLC (since 2006), Santa Barbara Asset Management, LLC (since 2006) and Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007); Treasury of Symphony Asset Management LLC (since 2003); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4), Chartered Financial Analyst.	178

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	178

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	178

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	178

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Vice President (since 2006) formerly, Assistant Vice President and Assistant General Counsel (2003-2006) of Nuveen Investments, LLC; Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	178

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	178

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	178

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), Tradewinds NWQ Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Nuveen HydePark Group, LLC and Richards & Tierney, Inc. (since 2007).	178

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007

Vice President, Nuveen Investments, LLC (since 2007); Vice President, and Assistant Secretary, Nuveen Asset Management, Rittenhouse Asset Management, Inc., Nuveen Investment Advisers Inc., Nuveen Investment Institutional Services Group LLC, NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management LLC, Nuveen HydePark Group, LLC and Richards & Tierney, Inc, (since 2007); Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007), prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).

				178

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Investments, LLC; Chartered Financial Analyst.	178

James F. Ruane 7/3/62 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Vice President, Nuveen Investments since 2007; prior thereto, Partner, Deloitte & Touche USA LLP (since 2005), formerly, senior tax manager (since 2002); Certified Public Accountant.	178

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	58

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, by reason of being the former Chairman and Chief Executive Officer of Nuveen Investments, Inc. and having previously served in various other capacities with Nuveen Investments, Inc. and its subsidiaries. It is expected that Mr. Schwertfeger will resign from the Board of Trustees by the end of the second quarter of 2008.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

Distribution Information: The following federal income tax information is provided with respect to the Funds’ distributions paid during the taxable year ended September 30, 2007: Short Duration, Multi-Strategy Income and High Yield hereby designate 100%, 100% and approximately 91% (or the maximun amount eligible) of ordinary income distributions as Interest-Related Dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended September 30, 2007.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $170 billion in assets as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MAN-INV3-0907D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended September 30, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Multi-Strategy Income Fund	23,890	0	47	0
High Yield Bond Fund	33,627	0	53	0
Short Duration Bond Fund	22,964	0	48	0

Total	$80,481	$0	$148	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Multi-Strategy Income Fund	0	0	0	0
High Yield Bond Fund	0	0	0	0
Short Duration Bond Fund	0	0	0	0

Fiscal Year Ended September 30, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Multi-Strategy Income Fund	25,107	0	932	0
High Yield Bond Fund	25,096	0	932	0
Short Duration Bond Fund	25,100	0	932	0

Total	$75,303	$0	$2,796	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Multi-Strategy Income Fund	0	0	0	0
High Yield Bond Fund	0	0	0	0
Short Duration Bond Fund	0	0	0	0

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended September 30, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended September 30, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended September 30, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Multi-Strategy Income Fund	47	0	0	47
High Yield Bond Fund	53	0	0	53
Short Duration Bond Fund	48	0	0	48

Total	$148

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Fiscal Year Ended September 30, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Multi-Strategy Income Fund	932	0	0	932
High Yield Bond Fund	932	0	0	932
Short Duration Bond Fund	932	0	0	932

Total	$2,796

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date December 6, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date December 6, 2007

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date December 6, 2007

*	Print the name and title of each signing officer under his or her signature.